                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                                   Reporting Period: May 5, 2002 to June 1, 2002

                            MONTHLY OPERATING REPORT
    File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                      DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                             FORM NO.               ATTACHED     ATTACHED
------------------                                             --------               --------    -----------
Debtor Affirmations                                            MOR - 1                Yes

Schedule of Cash Receipts and Disbursements                    MOR - 2                Yes

Bank Account Reconciliations                                   MOR - 2 (CON'T)        Yes

Statement of Operations                                        MOR - 3                Yes

Balance Sheet                                                  MOR - 4                Yes

Status of Postpetition Taxes                                   MOR - 5                N/A

Summary of Unpaid Postpetition Debts                           MOR - 5                N/A

Listing of aged accounts payable                               MOR - 5                N/A

Schedule of Insurance - Listing of Policies                    MOR - 6                N/A

Appendix A - Copy of Company's 6-27-02 Press Release           A1 thru A3             Yes


The statements contained within have been completed on an ACCRUAL BASIS. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
---------------------------------
Debtor in Possession

/s/ Paul W. Gilbert                                           6/28/02
---------------------------------                             -----------------
Signature of Authorized Individual                            Date

Paul W. Gilbert                                  Vice Chairman
-------------------------------------------------------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                                   Reporting Period: May 5, 2002 to June 1, 2002




                               DEBTOR AFFIRMATION


AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE          FALSE
----------------------------------                                                 ----          -----
1. That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                              X

2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                     X

3. No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                  X


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
-----------------------------------------------
Debtor in Possession


/s/ Paul W. Gilbert                                           6/28/02
---------------------------------                             -----------------
Signature of Authorized Individual                            Date

Paul W. Gilbert                                  Vice Chairman
-------------------------------------------------------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                                   Reporting Period: May 5, 2002 to June 1, 2002


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


JACOBSON CREDIT CORP.

                                                                                                         CUMULATIVE
                                                         BANK ACCOUNTS                                   FILING TO
                                                                                      CURRENT MONTH         DATE

                                       OPERATING                                         ACTUAL            ACTUAL
                                       ---------                                         ------            ------
CASH - BEGINNING OF MONTH             $        -     $      -    $     -     $      -    $    84            $  84
                                      ==========     ==========  =========   ==========  =========      ===========
RECEIPTS                              SEE SCHEDULE A FOR DETAIL

INTERNAL TRANSFERS                             -            -          -            -          -                 -

INTEREST INCOME                                -            -          -            -          -                 -

ACCOUNTS RECEIVABLE - CREDIT & COLL.           -            -          -            -          -                 -

ACCOUNTS RECEIVABLE - LOCKBOX                  -            -          -            -          -                 -

RETAIL STORE DEPOSITS                          -            -          -            -          -                 -

GOB JOINT VENTURE PROCEEDS - OZER                                                              -                 -

REVOLVER BORROWINGS - FLEET                    -            -          -            -          -                 -

RETURN ITEMS REDEPOSITED                       -            -          -            -          -                 -

MISCELLANEOUS                                  -            -          -            -          -                 -

BANKCARD CASH RECEIPTS                         -            -          -            -          -                 -

EMPLOYEE BENEFIT PLANS                         -            -          -            -          -                 -
                                      ----------     ----------  ---------   ----------  ---------      -----------
  TOTAL RECEIPTS                      $        -     $      -    $     -    $       -    $     -            $    -
                                      ==========     ==========  =========   ==========  =========      ===========
DISBURSEMENTS
                                      SEE SCHEDULE A FOR DETAIL

INTERNAL TRANSFERS                             -            -          -            -          -                 -

ELECTRONIC PAYROLL TAXES PAYMENTS              -            -          -            -          -                 -

PAYROLL                                        -            -          -            -          -                 -
                                               -            -          -            -          -                 -
VENDOR PAYMENTS                                -            -          -            -          -                 -

ELECTRONIC SALES TAX PAYMENTS                  -            -          -            -          -                 -

RECEIPTS APPLIED TO REVOLVER BALANCE           -            -          -            -          -                 -

CUSTOMER REFUNDS                                                                               -                 -

EMPLOYEE BENEFIT PLAN PAYMENTS                                                                 -                 -

BANK FEES                                      -            -          -            -          -                 -

RETURN ITEMS                                   -            -          -            -          -                 -

MISCELLANEOUS                                                                                  -                 -
                                               -            -          -            -          -                 -
                                      ----------     ----------  ---------   ----------  ---------      -----------
  TOTAL DISBURSEMENTS                 $        -     $      -    $     -     $      -          -                 -
                                      ==========     ==========  =========   ==========  =========      ===========
NET CASH FLOW                         $        -     $      -    $     -     $      -    $     -            $    -
                                      ==========     ==========  =========   ==========  =========      ===========
CASH - END OF MONTH                   $        -     $      -    $     -     $      -    $    84            $    84
                                      ==========     ==========  =========   ==========  =========      ===========



DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH
COLUMN)

TOTAL DISBURSEMENTS                                                                                     $     -

  LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                            -

  PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                          -

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                         $     -

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A
TOTAL REPORTING PERIOD: MARCH

                                                                             JCC           CURRENT MONTH
                                                                          1840421752          ACTUAL
                                                                          ----------
Cash - Beg                                                                $  83.51         $       84
                                                                          ==========       ============
Receipts
Internal Transfers                                                               -                  -
Interest Income                                                                  -                  -
Accounts Receivable - Credit & Collections                                       -                  -
Accounts Receivable - Lockbox                                                    -                  -
Retail Cash/Check Sales & J-Card Store Payments                                  -                  -
GOB Joint Venture Receipts - Ozer                                                -                  -
Revolver Borrowings - Fleet                                                      -                  -
Return Items Redeposited                                                         -                  -
Misc Deposits/Credits                                                            -                  -
Bankcard Receipts                                                                -                  -
Employee Benefit Plans - Payments from Providers                                 -                  -
                                                                          ----------       ------------
Total Receipts                                                            $      -         $        -
                                                                          ==========       ============
Disbursements                                                                                       -
Internal Transfers                                                               -                  -
Electronic Payroll Tax Payments                                                  -                  -
Payroll                                                                          -                  -
                                                                                 -                  -
Vendor Payments                                                                  -                  -
Electronic Sales Tax Payments                                                    -                  -
Receipts applied to Revolver Balance - Fleet                                     -                  -
Customer Refunds                                                                 -                  -
Employee Benefit Plan Payments                                                   -                  -
Bank Fees                                                                        -                  -
Return Items                                                                     -                  -
Miscellaneous                                                                    -                  -
                                                                          ----------       ------------
Total Disbursements                                                       $      -         $        -
                                                                          ==========       ============
Net Cash Flow                                                             $      -         $        -
                                                                          ==========       ============
Cash End of Month                                                         $     84         $       84
                                                                          ==========       ============

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                                   Reporting Period: May 5, 2002 to June 1, 2002


                               BANK RECONCILIATION



JACOBSON CREDIT CORP.

                                                             BANK ACCOUNTS
BALANCE PER BOOKS
                             $           -        $        -        $          -      $        -

Bank Balance                 SEE ATTACHED SCHEDULE B                           -               -

Plus: Deposits In Transit                -                 -                   -               -

Less: Outstanding Checks                 -                 -                   -               -

Other                                    -                 -                   -               -

ADJUSTED BANK BALANCE        $           -        $        -        $          -      $        -


OTHER

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

BANK RECONCILIATION SCHEDULE - SCHEDULE B


                                                             COMERICA               TOTAL
                                                             --------
                                                               JCC
                                                            1840421752
                                                            ----------           ------------
Balance Per Books                                           $        -           $          -

Bank Balance                                                        84                     84
Plus: Deposits in Transit - Booked Not Banked                                               -
Less: Outstanding Checks/Wire Transfers                                                     -
Less: Deposits in Transit - Banked not Booked                                               -
Misposted Entries                                                                           -
Checks issued not on Books                                                                  -
Encoding Error Deposit not on Books                                                         -
Return of Direct Deposit Funds not on Books                                                 -
Checks Cleared not O/S on Books                                                             -
Overdraft Charges not on Books                                                              -
Returned Items not on Books                                                                 -
Interest Expense not on Books                                                               -
Bank Fees not on Books                                                                      -
Misc Deposit not on Books                                                                   -
Bankcard Fees not on Books                                                                  -
Bankcard Debits on Books not Bank                                                           -
Misc variance                                                      (84)                   (84)
                                                                                            -
ADJUSTED BANK BALANCE                                       $        -           $          -


                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                                   Reporting Period: May 5, 2002 to June 1, 2002


                             STATEMENT OF OPERATIONS
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                                                                                       Cumulative
                                                                                     Filing to date
                                                                             May         Totals
                                                                             ---         ------
Net Sales                                                                  $     -       $     -
Cost of Goods Sold                                                               -             -
                                                                           -------       -------
Gross Profit                                                                     -             -

Operating Expenses                                                               -             -
                                                                           -------       -------
Operating Income/(Loss)                                                          -             -

Interest Expense                                                                 -             -

Other Income                                                                     -             -
                                                                           -------       -------
Net Income/(Loss) b/4 Restructuring Costs and Taxes                              -             -

Reorganization Expenses - (incl. Professional Fees)                              -             -

Income Taxes - Benefit/(Expense)                                                 -             -
                                                                           -------       -------
                                                                           ---------------------
Net Income/(Loss)                                                          $     -       $     -
                                                                           =====================

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                                   Reporting Period: May 5, 2002 to June 1, 2002

                                  BALANCE SHEET
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                               ASSETS
                               ------
CURRENT ASSETS
--------------
CASH AND CASH EQUIVALENTS                                                  $          -
ACCOUNTS RECEIVABLE, NET                                                              0
DUE FROM VENDORS                                                                      0
INTERCOMPANY RECEIVABLE                                                           8,524
INVENTORIES                                                                           0
DEFERRED FINANCING                                                                    0
OTHER PREPAIDS                                                                        0
REFUNDABLE INCOME TAXES                                                               0
                                                                           ------------
TOTAL CURRENT ASSETS                                                              8,524

TOTAL P, P & E:                                                                       0
LESS: ACCUMULATED DEPR.                                                               0
                                                                           ------------
                                  PROPERTY, PLANT & EQUIPMENT, NET                    -

OTHER ASSETS:
-------------
NET GOODWILL                                                                          0
LIFE INSURANCE - CSV                                                                  0
PREPAID PENSION                                                                       0
OTHER                                                                                 0
                                                                           ------------
TOTAL OTHER ASSETS                                                                    -
                                                                           ------------
TOTAL ASSETS                                                               $      8,524
                                                                           ============

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                                   Reporting Period: May 5, 2002 to June 1, 2002

                                  BALANCE SHEET
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

               LIABILITIES & STOCKHOLDERS' EQUITY
               ----------------------------------
                       CURRENT LIABILITIES
                       -------------------
POST-PETITION LIABILITIES & ACCRUED EXPENSES:
---------------------------------------------
ACCOUNTS PAYABLE                                                           $        -
AMOUNTS DUE TO INSIDERS                                                             0
ACCRUED PAYROLL                                                                     0
ACCRUED PROPERTY TAXES                                                              0
ACCRUED PAYROLL TAXES                                                               0
ACCRUED STATE INCOME TAXES                                                          0
ACCRUED SALES & USE TAXES                                                           0
ACCRUED INTEREST                                                                    0
ACCRUED PROFESSIONAL FEES                                                           0
ACCRUED RENT/LEASE                                                                  0
ACCRUED OTHER                                                                       0
                                                                           ----------
                                                          SUBTOTAL                  0

OTHER POST-PETITION LIABILITIES:
--------------------------------
NOTES PAYABLE - REVOLVER                                                            0
INTERCOMPANY LIABILITIES                                                            0
RESTRUCTURING RESERVE                                                               0
DEFERRED RENT                                                                       0
BANK FLOAT / OVERDRAFTS                                                             0
OTHER LIABILITIES                                                                   0
                                                                           ----------
                                                          SUBTOTAL                  0
                                                                           ----------
TOTAL CURRENT POST-PETITION LIABILITIES                                             0

LIABILITIES SUBJECT TO COMPROMISE:
----------------------------------
ACCOUNTS PAYABLE                                                                    0
ACCRUED GOM CAPITAL LEASE OBLIGATION                                                0
ACCRUED VACATION                                                                    0
ACCRUED WORKERS COMPENSATION                                                        0
ACCRUED INTEREST                                                                    0
ACCRUED PROPERTY TAXES                                                              0
OFFICER'S DEFERRED COMPENSATION                                                     0
MORTGAGES                                                                           0
DEBENTURES                                                                          0
OTHER LIABILITIES                                                                   0
                                                                           ----------
                                                          SUBTOTAL                  0
                                                                           ----------
TOTAL LIABILITIES                                                                   -

STOCKHOLDERS' EQUITY
--------------------
COMMON STOCK                                                                    1,700
PAID IN SURPLUS                                                                     0
TREASURY STOCK                                                                      0
RETAINED EARNINGS, BEGINNING                                                    6,824
CURRENT PERIOD EARNINGS                                                             0
                                                                           ----------

                                                          SUBTOTAL              8,524
                                                                           ----------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                   $    8,524
                                                                           ==========

FOR IMMEDIATE RELEASE                                   CONTACT: Paul W. Gilbert
                                                                 517-764-6400


JACOBSON'S ANNOUNCES DEVELOPMENTS IN ITS BANKRUPTCY PROCEEDINGS

         JACKSON, MICHIGAN, June 27, 2002 - Jacobson Stores Inc. announced that it plans to file a motion to pursue a dual path in its bankruptcy proceedings.

         The motion to be filed in the next several days with the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division, in Detroit, if approved, would permit the Company to solicit bids to either sell the business as a going concern or to liquidate it.

         The announcement comes after several months of the Company and its financial advisors identifying and evaluating restructuring alternatives, without receiving a proposal to purchase the business as a going concern. As a result of defaults under the Company's Debtor-in-Possession Loan and Security Agreement, the Company and its D.I.P. lenders have agreed on this dual-path procedure to raise the money necessary to repay the Company's obligations under the D.I.P. facility. The Company currently expects that its outstanding common shares will be cancelled and that holders of its common shares will receive no distributions in its bankruptcy proceedings. The Company also currently expects that the proceeds of any sales resulting from the bids will not be sufficient to repay unsecured creditors in full.

         Carol Williams, Jacobson's President and CEO, said, "We carefully explored and considered every option available to the Company.

         Williams added, "After extensive analysis, Jacobson's has concluded that it is necessary to simultaneously pursue two paths. We of course would prefer to sell

Jacobson's to a buyer whose financial resources would enable our Company to emerge from bankruptcy. If this alternative is not feasible, the Company will be compelled to liquidate its assets," she said.

         Williams added, "Our intent has been to find a way to move forward as a specialty retailer with the Jacobson's identity intact, continuing with our high service standards, distinctive merchandise assortments and reputation for fine gifts. Given the current unsettled state of the specialty retail sector, however, that might prove to be an unworkable option."

         Jacobson's said the D.I.P. lenders, the Creditors' Committee and other interested parties will have about four weeks to study any offers that are received. The Company's motion will request that the Bankruptcy Court schedule a hearing to accept offers during the week of July 22, 2002.

         Jacobson's currently operates 18 specialty stores in Michigan, Indiana, Kentucky, Kansas and Florida. The Company's web site is located at www.jacobsons.com.

         Certain statements contained herein, which are not historical facts, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements including, but not limited to: the ability of the Company to continue as a going concern during the bidding and sale process, the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceedings prosecuted by it from time to time (including the dual process motion described in this release), the need to raise capital to repay accelerated indebtedness, the cooperation and forbearance of the D.I.P. Lenders and the Company's other creditors during the bidding and sale process, the need to obtain acceptable bids to purchase the Company as a going concern or for its separate assets, the support of the Company's trade creditors and factors; the risks inherent in the level of the Company's debt compared to its equity; the risks associated with third parties seeking and obtaining court approval for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases, the ability of the Company to maintain contracts that are critical to its operations, the potential adverse impact of the Chapter 11 cases and the defaults under the D.I.P. Facility on the Company's liquidity and results of operations, the ability of the Company to retain or motivate key executives and associates, the risk of unanticipated operating expenses; customer demand, the Company's ability to attract and retain customers, general trends in retail clothing apparel purchasing, related inventory risks and fluctuations in store appeal. All of these risks can also effect the value of the Company's various pre-petition liabilities and equity securities.


                                      ###

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                   Reporting Period: May 5, 2002 to June 1, 2002

                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                            DOCUMENT      EXPLANATION
REQUIRED DOCUMENTS                                           FORM NO.       ATTACHED      ATTACHED
------------------------------------------------------------------------------------------------------
Debtor Affirmations                                         MOR - 1           Yes
Schedule of Cash Receipts and Disbursements                 MOR - 2           Yes
Bank Account Reconciliations                                MOR - 2           Yes
Statement of Operations                                     MOR - 3           Yes
Balance Sheet                                               MOR - 4           Yes
Status of Postpetition Taxes                                MOR - 5           Yes
Summary of Unpaid Postpetition Debts                        MOR - 5           Yes
Listing of aged accounts payable                            MOR - 5           Yes
Schedule of Insurance - Listing of Policies                 MOR - 6           Yes
Appendix A - Copy of Company's 6-27-02 Press Release        A1 thru A3        Yes


The statements contained within have been completed on an ACCRUAL BASIS. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
--------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                           6/28/02
---------------------------------                             -----------------
Signature of Authorized Individual                            Date

Paul W. Gilbert                                  Vice Chairman
-------------------------------------------------------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                   Reporting Period: May 5, 2002 to June 1, 2002

                               DEBTOR AFFIRMATION



AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE     FALSE
-------------------------------------------------------------------------------------------------
1. That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                             X

2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                    X

3. No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                 X

Additional Explanation (if necessary):


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
--------------------------------------------
Debtor in Possession






/s/ Paul W. Gilbert                                           6/28/02
---------------------------------                             -----------------
Signature of Authorized Individual                            Date

Paul W. Gilbert                                  Vice Chairman
-------------------------------------------------------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                   Reporting Period: May 5, 2002 to June 1, 2002

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON STORES, INC.

                                                                                                         CUMULATIVE FILING TO
                                                    BANK ACCOUNTS                       CURRENT MONTH            DATE

                                    OPERATING                                              ACTUAL               ACTUAL
-----------------------------------------------------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH          $         -    $        -    $     -     $     -    $ 4,596,734.18    $       4,655,262.26
                                   ===========    ==========    =======     =======    ==============    ====================


RECEIPTS
                                   SEE SCHEDULE A FOR DETAIL
INTERNAL TRANSFERS                           -             -          -           -        64,450,831             320,366,892
INTEREST INCOME                              -             -          -           -                 -                   1,100
ACCOUNTS RECEIVABLE - CREDIT &
COLL.                                        -             -          -           -           170,919               1,136,089
ACCOUNTS RECEIVABLE - LOCKBOX                -             -          -           -        10,072,201              53,660,264
RETAIL STORE DEPOSITS                        -             -          -           -         5,543,206              30,311,993
GOB JOINT VENTURE PROCEEDS - OZER            -             -          -           -           368,194              11,472,148
ASSET DISPOSITIONS                           -             -          -           -                 -              11,502,618
REVOLVER BORROWINGS - FLEET                  -             -          -           -        18,098,964             125,726,841
RETURN ITEMS REDEPOSITED                     -             -          -           -             3,613                  22,615
MISCELLANEOUS                                -             -          -           -           559,511               1,757,210
BANKCARD CASH RECEIPTS                       -             -          -           -         8,794,285              58,074,420
EMPLOYEE BENEFIT PLANS                       -             -          -           -            32,551                  57,071
                                   -----------    ----------    -------     -------    --------------    --------------------
  TOTAL RECEIPTS                   $         -    $        -    $     -     $     -    $  108,094,275    $        614,089,262
                                   ===========    ==========    =======     =======    ==============    ====================


DISBURSEMENTS
                                   SEE SCHEDULE A FOR DETAIL
INTERNAL TRANSFERS                           -            -           -           -        59,163,155             323,912,993
ELECTRONIC PAYROLL TAXES PAYMENTS            -            -           -           -         1,696,610               6,298,380
PAYROLL                                      -            -           -           -         5,491,129              23,057,788
GOB JOINT VENTURE PAYMENTS - OZER            -            -           -           -                 -               1,950,000
VENDOR PAYMENTS                              -            -           -           -        18,126,110              87,261,307
ELECTRONIC SALES TAX PAYMENTS                -            -           -           -         1,176,568               6,579,583
REVOLVER FEES AND INTEREST - FLEET           -            -           -           -           348,964               1,426,841
RECEIPTS APPLIED TO REVOLVER
BALANCE                                      -            -           -           -        23,294,543             161,339,735
CUSTOMER REFUNDS                             -            -           -           -           123,749                 646,531
EMPLOYEE BENEFIT PLAN PAYMENTS               -            -           -           -           827,132               3,338,457
BANK FEES                                    -            -           -           -            38,294                 234,881
RETURN ITEMS                                 -            -           -           -           111,850                 374,650
MISCELLANEOUS                                                                                   8,488                  38,963
                                             -            -           -           -                 -                       -
                                   -----------    ---------     -------     -------    --------------    --------------------
  TOTAL DISBURSEMENTS              $         -    $       -    $      -     $     -       110,406,594             616,460,110
                                   ===========    =========    ========     =======    ==============    ====================


NET CASH FLOW                      $         -    $       -    $      -     $     -    $   (2,312,319)   $         (2,370,847)
                                   ===========    =========    ========     =======    ==============    ====================


CASH - END OF MONTH                $         -    $       -    $      -     $     -    $   2,284,415     $          2,284,415
                                   ===========    =========    ========     =======    =============     ====================


DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)

TOTAL DISBURSEMENTS                                                                                      $        110,406,594
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                    $         82,457,698
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                  $                  -
                                                                                                         ====================
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                          $         27,948,897
                                                                                                         ====================

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A


                                 ----------------------------------------------------------------------------------------------
                                  PAYROLL      PAYROLL     ACCTS PAY     AA          EL         EGR         GPT         BHM
                                 2176961189   1851132363   2176960694  202106147  2021061375  2021061367  202106138  2021061482
                                 ----------   ----------   ----------  ---------  ----------  ----------  ---------  ----------
Cash - Beg                       $       -   $ 942,048.76  $       -   $      -   $       -   $       -   $      -   $       -
                                 ==========  ============  ==========  =========  ==========  ==========  =========  ==========
Receipts
Internal Transfers                                300,000
Interest Income
Accounts Receivable
 - Credit/Collections
Accounts Receivable
 - Lockbox
Retail Cash/Check Sales &
 J-Card Store Payments                                                   344,860     311,778     302,040    372,300     440,937
GOB Joint Venture Receipts
 - Ozer
Asset Dispositions
Revolver Borrowings - Fleet
Return Items Redeposited
Misc Deposits/Credits                                                      1,457         394          -          -           -
Bankcard Receipts
Employee Benefit Plans
 - Payments from Providers
                                 ----------  ------------  ----------  ---------  ----------  ----------  ---------  ----------
Total Receipts                   $       -   $    300,000  $       -   $ 346,317  $  312,172  $  302,040  $ 372,300  $  440,937
                                 ==========  ============  ==========  =========  ==========  ==========  =========  ==========

Disbursements
Internal Transfers                                                       344,090     311,172     301,789    371,415     438,132
Electronic Payroll
 Tax Payments
Payroll                                         1,179,514

Vendor Payments
Electronic Sales Tax Payments
Revolver Fees and Interest
 - Fleet
Receipts applied to
 Revolver Balance - Fleet
Customer Refunds
Employee Benefit Plan Payments
Bank Fees
Return Items                                                                 785       1,000         226        885       2,781
Miscellaneous                                                              1,442                      26                     24
                                 ----------  ------------  ----------  ---------  ----------  ----------  ---------  ----------

Total Disbursements              $       -   $   1,179,51  $       -   $ 346,317  $  312,172  $  302,040  $ 372,300  $  440,937
                                 ==========  ============  ==========  =========  ==========  ==========  =========  ==========

Net Cash Flow                    $       -   $   (879,514) $       -   $      -   $       -   $       -   $      -   $       -
                                 ==========  ============  ==========  =========  ==========  ==========  =========  ==========

Cash End of Month                $       -   $  62,534.43  $       -   $      -   $       -   $       -   $      -   $       -
                                 ==========  ============  ==========  =========  ==========  ==========  =========  ==========

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                                                            COMERICA BANK
                              -----------------------------------------------------------------------------------------------------
                                 ROCH       LIV        CO. INS       FLEX         VEBA       CONCENTR.        FUNDING        A/R
                              202106142  2021061417  2176961197   1840425811  1840427643    1149003715       1850803196  1840422354
                              ---------  ----------  ----------   ----------  ----------    ----------       ----------  ----------
Cash - Beg                    $      -   $       -   $       -   $ 41,209.07  $ 523,970.61  $ 1,374,301.22  $843,486.27  $       -
                              =========  ==========  ==========  ===========  ============  ==============  ===========  ==========
Receipts
Internal Transfers                                                     4,859       736,855      20,170,000   25,578,801      91,857
Interest Income
Accounts Receivable
 - Credit/Collections
Accounts Receivable
 - Lockbox
Retail Cash/Check Sales &
 J-Card Store Payments          461,799     707,132
GOB Joint Venture Receipts
 - Ozer
Asset Dispositions
Revolver Borrowings
 - Fleet
Return Items Redeposited
Misc Deposits/Credits               500          -                                                     287
Bankcard Receipts
Employee Benefit Plans
 - Payments from Providers                                                          32,551
                              ---------  ----------  ----------   ----------  ------------  --------------  -----------  ----------
Total Receipts                $ 462,299  $  707,132  $       -   $     4,859  $    769,406  $   20,170,287  $25,578,801  $   91,857
                              =========  ==========  ==========  ===========  ============  ==============  ===========  ==========

Disbursements
Internal Transfers              461,253     705,339                                              1,768,826   20,325,035
Electronic Payroll
 Tax Payments                                                                                    1,542,898      153,713
Payroll                                                                                          3,551,279      374,262

Vendor Payments                                                                                 13,792,615    4,277,997
Electronic Sales
 Tax Payments                                                                                                 1,176,568
Revolver Fees and
 Interest - Fleet
Receipts applied to
 Revolver Balance - Fleet
Customer Refunds                                                                                                             91,857
Employee Benefit
 Plan Payments                                                        10,212       816,920
Bank Fees                                                                                           22,196
Return Items                      1,020       1,742                                    621           1,931
Miscellaneous                        25          52                                      5
                              ---------  ----------  ----------   ----------  ------------  --------------  -----------  ----------

Total Disbursements           $ 462,299  $  707,132  $       -   $    10,212  $    817,546  $   20,679,744  $26,307,575  $   91,857
                              =========  ==========  ==========  ===========  ============  ==============  ===========  ==========

Net Cash Flow                 $      -   $       -   $       -   $    (5,353) $    (48,140) $     (509,457) $  (728,774) $       -
                              =========  ==========  ==========  ===========  ============  ==============  ===========  ==========

Cash End of Month             $      -   $       -   $       -   $ 35,856.09  $ 475,830.61  $   864,844.42  $114,712.26  $       -
                              =========  ==========  ==========  ===========  ============  ==============  ===========  ==========

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                  REFUND      COLLATERAL   P/C - 020    P/C - 080   P/C - 120    P/C - 130      TOL          COL
                                1850553791    1851359800   1181109594   1076138500  1081001909  1129009476  01891045655  01891046421
                                ----------    ----------   ----------   ----------  ----------  ----------  -----------  -----------

Cash - Beg                      $      -     $189,845.92   $ 5,082.87   $ 2,168.89  $ 2,940.93  $ 6,641.12  $    273.07  $  (809.14)
                                ==========   ===========   ==========   ==========  ==========  ==========  ===========  ==========
Receipts
Internal Transfers                  31,892     2,946,185          824        1,489         235       4,242
Interest Income
Accounts Receivable
 - Credit/Collections                            170,919
Accounts Receivable
 - Lockbox                                    10,072,201
Retail Cash/Check Sales &
 J-Card Store Payments
GOB Joint Venture
 Receipts - Ozer
Asset Dispositions
Revolver Borrowings
 - Fleet
Return Items Redeposited
Misc Deposits/Credits                            552,087                     2,684         132       1,403
Bankcard Receipts
Employee Benefit Plans
 - Payments from Providers
                                ----------   -----------   ----------   ----------  ----------  ----------  -----------  ----------
Total Receipts                  $   31,892   $13,741,392   $      824   $    4,173  $      368  $    5,645  $        -   $       -
                                ==========   ===========   ==========   ==========  ==========  ==========  ===========  ==========

Disbursements
Internal Transfers                            13,539,018
Electronic Payroll
 Tax Payments Payroll

Vendor Payments                                                1,767         4,238         423       4,895
Electronic Sales
 Tax Payments
Revolver Fees and Interest
 - Fleet
Receipts applied to Revolver
 Balance - Fleet
Customer Refunds                    31,892
Employee Benefit Plan Payments
Bank Fees                                          7,642                                                                        802
Return Items                                      81,521
Miscellaneous                                      1,549
                                ----------   -----------   ----------   ----------  ----------  ----------  -----------  ----------
Total Disbursements             $   31,892   $13,629,730   $    1,767   $    4,238  $      423  $    4,895  $        -   $      802
                                ==========   ===========   ==========   ==========  ==========  ==========  ===========  ==========

Net Cash Flow                   $       -    $   111,662   $     (943)  $      (66) $      (55) $      750  $        -   $     (802)
                                ==========   ===========   ==========   ==========  ==========  ==========  ===========  ==========

Cash End of Month               $       -    $301,508.09   $ 4,140.20   $ 2,103.23  $ 2,886.00  $ 7,390.63  $    273.07  $(1,611.24)
                                ==========   ===========   ==========   ==========  ==========  ==========  ===========  ==========

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A


                                                           HUNTINGTON BANK                                       PNC BANK
                            -----------------------------------------------------------------------------------------------------
                                IND        P/C - 200    P/C - 210    P/C - 510      L/C'S       OHIO W/C                P/C - 520
                            01551717485   01891044944  01891044960  01551719425  01891312760  01280015979  3101323814  3101323822
                            -----------   -----------  -----------  -----------  -----------  -----------  ----------  ----------
Cash - Beg                  $ 219,745.70  $  1,426.69  $  1,275.82  $  5,343.85  $        -   $ 13,826.63  $97,324.88  $ 1,952.54
                            ============  ===========  ===========  ===========  ===========  ===========  ==========  ==========

Receipts
Internal Transfers                                                        5,908                                60,000       4,271
Interest Income
Accounts Receivable
 - Credit/Collections
Accounts Receivable
 - Lockbox
Retail Cash/Check
 Sales & J-Card Store            534,429                                                                      468,724
Payments
GOB Joint Venture
 Receipts - Ozer
Asset Dispositions
Revolver Borrowings
 - Fleet
Return Items Redeposited           2,204                                                                        1,409
Misc Deposits/Credits                                                                                                         165
Bankcard Receipts
Employee Benefit Plans
 - Payments from Providers
                            ------------  -----------  -----------  -----------  -----------  -----------  ----------  ----------
Total Receipts              $    536,634  $        -   $        -   $     5,908  $        -   $        -   $  530,132  $    4,436
                            ============  ===========  ===========  ===========  ===========  ===========  ==========  ==========
Disbursements
Internal Transfers               640,000                                                                      525,000       4,160
Electronic Payroll
 Tax Payments Payroll

Vendor Payments                                                           8,509
Electronic Sales
 Tax Payments
Revolver Fees and
 Interest - Fleet
Receipts applied to
 Revolver Balance - Fleet
Customer Refunds
Employee Benefit
 Plan Payments
Bank Fees                             30                                                                          640          14
Return Items                       7,460                                                                        2,666
Miscellaneous                                                                                                   5,246
                            ------------  -----------  -----------  -----------  -----------  -----------  ----------  ----------
Total Disbursements         $    647,489  $        -   $        -   $     8,509  $        -   $        -   $  533,551  $    4,173
                            ============  ===========  ===========  ===========  ===========  ===========  ==========  ==========

Net Cash Flow               $   (110,856) $        -   $        -   $    (2,601) $        -   $        -   $   (3,419) $      262
                            ============  ===========  ===========  ===========  ===========  ===========  ==========  ==========

Cash End of Month           $ 108,889.97  $  1,426.69  $  1,275.82  $  2,742.93  $        -   $ 13,826.63  $93,905.94  $ 2,214.59
                            ============  ===========  ===========  ===========  ===========  ===========  ==========  ==========

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A




                                  COMMERCE BANK             CITIZENS BANK       FIFTH THIRD   BANK ONE
                            -------------------------------------------------------------------------------------------------------
                              KANSAS       P/C - 530    P/C - 040    P/C - 060    P/C - 051   P/C - 070     MASTER        PAYROLL
                            00002804627   0002804571   0000404892   0000341673   0002387763   006503434    2912136        2912149
                            -----------   ----------   ----------   ----------   ----------   ---------  -----------   ------------
Cash - Beg                  $105,825.59   $10,026.25   $ 2,566.93   $       -    $ 2,438.16   $  788.59  $  49,621.3   $ 140,214.80
                            ===========   ==========   ==========   ==========   ==========   =========  ===========   ============

Receipts
Internal Transfers                             1,918       10,594                       728         614        7,875        310,758
Interest Income
Accounts Receivable
 - Credit/Collections
Accounts Receivable
 - Lockbox
Retail Cash/Check
 Sales & J-Card Store           344,306                                                                    1,254,901
Payments
GOB Joint Venture
 Receipts - Ozer
Asset Dispositions
Revolver Borrowings
 - Fleet
Return Items Redeposited
Misc Deposits/Credits                                                                                                           401
Bankcard Receipts
Employee Benefit Plans
 - Payments from Providers
                            -----------   ----------   ----------   ----------   ----------   ---------  -----------   ------------
Total Receipts              $   344,306      $ 1,918   $   10,594   $       -    $      728   $     614  $ 1,262,776   $    311,159
                            ===========   ==========   ==========   ==========   ==========   =========  ===========   ============

Disbursements
Internal Transfers              395,908                                                                    1,260,757          6,500
Electronic Payroll
 Tax Payments
Payroll                                                                                                       386,074

Vendor Payments                                4,201       11,385                       530         453
Electronic Sales
 Tax Payments
Revolver Fees and
 Interest - Fleet
Receipts applied to
 Revolver Balance - Fleet
Customer Refunds
Employee Benefit
 Plan Payments
Bank Fees                           453                                                  50                    4,711
Return Items                      1,599                                                                        7,615
Miscellaneous                                                                                                    120
                            -----------   ----------   ----------   ----------   ----------   ---------  -----------   ------------
Total Disbursements         $   397,960   $    4,201   $   11,385   $       -    $      580   $     453  $ 1,273,203   $    392,574
                            ===========   ==========   ==========   ==========   ==========   =========  ===========   ============

Net Cash Flow               $   (53,654)  $   (2,282)  $     (791)  $       -    $      148   $     161  $   (10,426)  $    (81,415)
                            ===========   ==========   ==========   ==========   ==========   =========  ===========   ============

Cash End of Month           $ 52,171.65   $ 7,743.80   $ 1,775.75   $       -    $ 2,586.32   $  950.04  $ 39,194.97   $  58,799.51
                            ===========   ==========   ==========   ==========   ==========   =========  ===========   ============

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                                                                 FIRST UNION BANK
                             P/C - 310  P/C - 320   P/C - 330   P/C - 340   P/C - 350   P/C - 360   P/C - 370   P/C - 380
                              2912592    2912615     2912550     2912576     2912589     2912521     2912534     2912547
                            ----------  ---------  ----------  ----------  ----------  ----------  ----------  ----------
Cash - Beg                  $ 2,086.92  $2,655.23  $ 3,172.53  $ 3,149.58  $ 3,291.01  $ 3,309.15  $ 2,434.34  $ 1,642.89
                            ==========  =========  ==========  ==========  ==========  ==========  ==========  ==========
Receipts
Internal Transfers                 744      1,790         533       4,778                               1,420       3,248
Interest Income
Accounts Receivable
 - Credit/Collections
Accounts Receivable
 - Lockbox
Retail Cash/Check Sales &
 J-Card Store
Payments
GOB Joint Venture
 Receipts - Ozer
Asset Dispositions
Revolver Borrowings
 - Fleet
Return Items Redeposited
Misc Deposits/Credits
Bankcard Receipts
Employee Benefit Plans
 - Payments from Providers
                            ----------  ---------  ----------  ----------  ----------  ----------  ----------  ----------
Total Receipts              $      744  $   1,790  $      533  $    4,778  $       -   $       -   $    1,420  $    3,248
                            ==========  =========  ==========  ==========  ==========  ==========  ==========  ==========
Disbursements
Internal Transfers                                                  2,000      3,291        3,309
Electronic Payroll
 Tax Payments
Payroll

Vendor Payments                  1,791      1,314       2,154       1,733                               1,091       4,801
Electronic Sales
 Tax Payments
Revolver Fees and
 Interest - Fleet
Receipts applied to
 Revolver Balance - Fleet
Customer Refunds
Employee Benefit
 Plan Payments
Bank Fees
Return Items
Miscellaneous

                            ----------  ---------  ----------  ----------  ----------  ----------  ----------  ----------
Total Disbursements         $    1,791  $   1,314  $    2,154  $    3,733  $    3,291  $    3,309  $    1,091  $    4,801
                            ==========  =========  ==========  ==========  ==========  ==========  ==========  ==========

Net Cash Flow               $   (1,048) $     476  $   (1,620) $    1,044  $   (3,291) $   (3,309) $      329  $   (1,553)
                            ==========  =========  ==========  ==========  ==========  ==========  ==========  ==========

Cash End of Month           $ 1,039.25  $3,131.26  $ 1,552.07  $ 4,194.04  $       -   $       -   $ 2,763.77  $    90.14
                            ==========  =========  ==========  ==========  ==========  ==========  ==========  ==========

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                                                                      FLEET BANK
                             P/C - 399  P/C - 410    P/C - 420   P/C - 430     CUSTOMER     REVOLVER     CURRENT MONTH
                              2912628    2912602      2912563     2912518     9419400055   9428428068       ACTUAL
                            ----------  ----------  ----------  ----------  ------------   -----------    --------------
Cash - Beg                  $ 2,456.26  $ 3,661.20  $ 2,927.70  $ 1,257.58  $ (18,847.58)  $       -     $ 4,596,734.18
                            ==========  ==========  ==========  ==========  ============   ===========   ==============
Receipts
Internal Transfers               1,110                   4,252         698        30,288     14,132,064      64,450,831
Interest Income                                                                                                      -
Accounts Receivable
 - Credit/Collections                                                                                           170,919
Accounts Receivable
 - Lockbox                                                                                                   10,072,201
Retail Cash/Check Sales &
 J-Card Store Payments                                                                                        5,543,206
GOB Joint Venture
 Receipts - Ozer                                                                                368,194         368,194
Asset Dispositions                                                                                                    -
Revolver Borrowings
 - Fleet                                                                                     18,098,964      18,098,964
Return Items Redeposited                                                                                          3,613
Misc Deposits/Credits                                                                                           559,511
Bankcard Receipts                                                                             8,794,285       8,794,285
Employee Benefit Plans
 - Payments from Providers                                                                                       32,551
                            ----------  ----------  ----------  ----------  ------------   ------------  --------------
Total Receipts              $    1,110  $       -   $    4,252  $      698  $     30,288   $ 41,393,507  $  108,094,275
                            ==========  ==========  ==========  ==========  ============   ============  ==============

Disbursements
Internal Transfers                           3,661       2,500                               17,750,000      59,163,155
Electronic Payroll
 Tax Payments                                                                                                 1,696,610
Payroll                                                                                                       5,491,129
                                                                                                                      -
Vendor Payments                    984                   1,343       1,673         2,215                     18,126,110
Electronic Sales
 Tax Payments                                                                                                 1,176,568
Revolver Fees and
 Interest - Fleet                                                                               348,964         348,964
Receipts applied to
 Revolver Balance - Fleet                                                                    23,294,543      23,294,543
Customer Refunds                                                                                                123,749
Employee Benefit
 Plan Payments                                                                                                  827,132
Bank Fees                                                                          1,755                         38,294
Return Items                                                                                                    111,850
Miscellaneous                                                                                                     8,488


                            ----------  ----------  ----------  ----------  ------------   ------------  --------------
Total Disbursements         $      984  $    3,661  $    3,843  $    1,673  $      3,970   $ 41,393,507  $  110,406,594
                            ==========  ==========  ==========  ==========  ============   ============  ==============

Net Cash Flow               $      126  $   (3,661) $      409  $     (975) $     26,318   $         -   $   (2,312,319)
                            ==========  ==========  ==========  ==========  ============   ============  ==============

Cash End of Month           $ 2,581.93  $       -   $ 3,336.73  $   282.93  $   7,470.51   $         -   $    2,284,415
                            ==========  ==========  ==========  ==========  ============   ============  ==============

SCHEDULE A
RECONCILIATION OF CASH TO BALANCE SHEET

Total Cash Per Schedule A TOTAL (previous page):                                                             $ 2,284,415

Less: Reconciling items/entries needed per Bank                                                               (4,478,508)
Recs**

Add: Bank Overdraft Reclass Entry (Comerica only)                                                              2,783,537

Add: Reconciling Item resulting from OZER entry                                                                      726

Add: Cash Funds not included in Bank Account
Schedule
0001-901-XXX                                       Petty Cash not in bank acct schedule          (3,330)
0001-903-XXX                                       Store Till Funds not in bank acct schedule   133,410
0001-912-XXX                                       Discover Cards                                 8,461
0001-913-XXX                                       American Express                              10,404
0001-995-XXX                                       Visa/MC                                        4,640
                                                                                               --------
                                                                                                                 153,586

Miscellaneous adjustment - Rounding                                                                                1,245
                                                                                                             -----------

Total Cash Per Balance Sheet                                                                                 $   745,000
                                                                                                             ===========

** This includes all "Bank Rec_Sch.B" tab reconciling items

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                   Reporting Period: May 5, 2002 to June 1, 2002

                               BANK RECONCILIATION

JACOBSON STORES, INC.

                                                          BANK ACCOUNTS
BALANCE PER BOOKS
                             $             -        $        -        $          -      $        -

                             ===============        ==========        ============      ==========

Bank Balance
                             SEE ATTACHED SCHEDULE B                             -               -
Plus: Deposits In Transit
                                           -                 -                   -               -
Less: Outstanding Checks
                                           -                 -                   -               -
Other
                                           -                 -                   -               -
ADJUSTED BANK BALANCE
                             $             -        $        -        $          -      $        -
                             ===============        ==========        ============      ==========

OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                           PAYROLL       PAYROLL     ACCTS PAY      AA           EL           EGR           GPT
                                          2176961189    1851132363  2176960694  2021061474   2021061375    2021061367   2021061383
                                          ----------    ----------- ----------  ----------   ----------    ----------   ----------
Balance Per Books                        $(18,222.40)  $(256,588.19) $   -     $22,275.33    $27,348.95    $22,353.22   $29,494.21
                                         ===========   ============  =====     ==========    ==========    ==========   ==========

Bank Balance                                    -            62,534      -            -             -             -            -
Plus: Deposits in Transit - Booked Not
Banked                                          -             -          -         22,504        27,301        23,705       27,038
Less: Outstanding Checks/Wire Transfers      (18,222)      (319,473)     -            -             -             -            -
Less: Outstanding Internal Transfers            -             -          -            -             -             -            -
Less: Deposits in Transit - Banked not
Booked                                          -             -          -            -              (0)          -            -
Misposted Entries                               -             -          -            -             -             -            -
Checks issued not on Books                      -             -          -            -             -             -            -
Interest Income not on Books                    -             -          -            -             -             -            -
Return of Direct Deposit Funds not on
Books                                           -             -          -            -             -             -            -
Checks Cleared not O/S on Books                 -               546      -            -             -             -            -
Overdraft Charges not on Books                  -             -          -            -             -             -            -
Returned Items                                  -             -          -           (276)           49        (1,378)       2,365
Interest Expense not on Books                   -             -          -            -             -             -            -
Bank Fees not on Books                          -             -          -            -             -              26          -
Misc Deposit/Credit not on Books                -               (44)     -            -             -             -            -
Bankcard Fees not on Books                      -             -          -            -             -             -            -
Bankcard Debits on Books not Bank               -             -          -            -             -             -            -
Misc variance                                   -              (152)     -             48           -               0           91
                                         -----------   ------------  -----     ----------    ----------    ----------   ----------
ADJUSTED BANK BALANCE                    $(18,222.40)  $(256,588.19) $   -     $22,275.33    $27,348.95    $22,353.22   $29,494.21
                                         ===========   ============  =====     ==========    ==========    ==========   ==========


***Our fiscal month of April ends on 5/4. Most
   Bank Stmts have an ending date of 4/30.

SCHEDULE B
BANK RECONCILIATION SCHEDULE


                                                                              COMERICA BANK
                                          --------------------------------------------------------------------------------------
                                              BHM        ROCH           LIV      CO. INS     FLEX         VEBA         CONCENTR.
                                          2021061482  2021061425    2021061417 2176961197 1840425811   1840427643     1149003715
                                          ----------  ----------    ---------- ---------- ----------   ----------     ----------
Balance Per Books                         $29,829.16   $30,443.17   $70,607.00   $  -   $28,069.97    $(221,518.04) $(3,126,955.65)
                                          ==========   ==========   ==========   ====   ==========    ============  ==============
Bank Balance                                     -            -            -        -       35,856         475,831         864,844
Plus: Deposits in Transit - Booked Not
Banked                                        30,059       29,970       70,122      -          -            30,251             582
Less: Outstanding Checks/Wire Transfers          -            -            -        -       (7,985)       (298,214)     (4,036,773)
Less: Outstanding Internal Transfers             -            500          -        -          -          (431,963)         (6,661)
Less: Deposits in Transit - Banked not
Booked                                           -            -            -        -          -             -                 -
Misposted Entries                                -            -            -        -          -             -                 -
Checks issued not on Books                       -            -            -        -          198           -              48,238
Interest Income not on Books                     -            -            -        -          -              (329)            -
Return of Direct Deposit Funds not on
Books                                            -            -            -        -          -             -                 -
Checks Cleared not O/S on Books                  -            -            -        -          -             1,406             -
Overdraft Charges not on Books                   -            -            -        -          -             -                 -
Returned Items                                  (254)         (52)         434      -          -               621           2,215
Interest Expense not on Books                    -            -            -        -          -             -                 -
Bank Fees not on Books                            24           25           52      -          -                42             -
Misc Deposit/Credit not on Books                 -            -            -        -          -             -                 -
Bankcard Fees not on Books                       -            -            -        -          -             -                 -
Bankcard Debits on Books not Bank                -            -            -        -          -             -                 -
Misc variance                                    -              0          -        -          -               837             600
                                          ----------   ----------   ----------   ----   ----------    ------------  --------------
ADJUSTED BANK BALANCE                     $29,829.16   $30,443.17   $70,607.00   $  -   $28,069.97    $(221,518.04) $(3,126,955.65)
                                          ==========   ==========   ==========   ====   ==========    ============  ==============


***Our fiscal month of April ends on 5/4. Most
   Bank Stmts have an ending date of 4/30.

SCHEDULE B
BANK RECONCILIATION SCHEDULE


                                          FUNDING        A/R         REFUND      COLLATERAL    P/C - 020   P/C - 080   P/C - 120
                                        1850803196   1840422354    1850553791    1851359800    1181109594  1076138500  1081001909
                                        ----------   ----------    ----------    ----------    ----------  ----------  ----------
Balance Per Books                       $77,334.80  $(58,361.97)  $(18,731.64)  $577,085.46   $ 5,028.14  $ 3,892.20   $ 2,876.39
                                        ==========  ===========   ===========   ===========   ==========  ==========   ==========
Bank Balance                               114,712         -             -          301,508        4,140       2,103        2,886
Plus: Deposits in Transit - Booked Not
Banked                                       2,433         -             -          274,281          -           -            -
Less: Outstanding Checks/Wire Transfers        -        (58,479)      (18,491)          -           (311)       (126)        (674)
Less: Outstanding Internal Transfers       (39,810)        -             -              -            918       1,915          664
Less: Deposits in Transit - Banked not
Booked                                         -           -             -           (2,107)         -           -            -
Misposted Entries                              -           -             -             -             -           -            -
Checks issued not on Books                     -           -             -             -             -           -            -
Interest Income not on Books                   -           -             -             -             -           -            -
Return of Direct Deposit Funds not on
Books                                          -           -             -             -             -           -            -
Checks Cleared not O/S on Books                -           -             -             -             -           -            -
Overdraft Charges not on Books                 -           -             -             -             -           -            -
Returned Items                                 -           -             -            2,515          -           -            -
Interest Expense not on Books                  -           -             -             -             -           -            -
Bank Fees not on Books                         -           -             -             -             -           -            -
Misc Deposit/Credit not on Books                (1)        -             (240)         -             -           -            -
Bankcard Fees not on Books                     -           -             -             -             -           -            -
Bankcard Debits on Books not Bank              -           -             -             -             -           -            -
Misc variance                                  -            117            (1)          888          282         -              1
                                        ----------  -----------   -----------   -----------   ----------  ----------   ----------
ADJUSTED BANK BALANCE                   $77,334.80  $(58,361.97)  $(18,731.64)  $577,085.46   $ 5,028.14  $ 3,892.20   $ 2,876.39
                                        ==========  ===========   ===========   ===========   ==========  ==========   ==========


***Our fiscal month of April ends on 5/4. Most
   Bank Stmts have an ending date of 4/30.

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                                                                                     HUNTINGTON BANK
                                         -----------------------------------------------------------------------------------------
                                          P/C - 130       TOL           COL          IND       P/C - 200    P/C - 210   P/C - 510
                                         1129009476   01891045655   01891046421  01551717485  01891044944  01891044960 01551719425
                                         ----------   -----------   -----------  -----------  -----------  ----------- -----------
Balance Per Books                         $10,017.60   $  273.07     $   -      $163,760.27  $1,373.56    $1,275.82   $4,240.34
                                          ==========   =========     =======    ===========  =========    =========   =========
Bank Balance                                   7,391         273      (1,611)       108,890      1,427        1,276       2,743
Plus: Deposits in Transit - Booked Not
Banked                                          -            -           -           58,638        -            -           -
Less: Outstanding Checks/Wire Transfers         (538)        -           -              -          (53)         -        (2,338)
Less: Outstanding Internal Transfers           3,165         -           -           (4,604)       -            -         4,604
Less: Deposits in Transit - Banked not
Booked                                          -            -           -              -          -            -           -
Misposted Entries                               -            -           -              769        -            -           -
Checks issued not on Books                      -            -           -              -          -            -           -
Interest Income not on Books                    -            -           -              -          -            -           -
Return of Direct Deposit Funds not on
Books                                           -            -           -              -          -            -           -
Checks Cleared not O/S on Books                 -            -           -              -          -            -           -
Overdraft Charges not on Books                  -            -           -              -          -            -           -
Returned Items                                  -            -           -               68        -            -           -
Interest Expense not on Books                   -            -           -              -          -            -           -
Bank Fees not on Books                          -            -         1,611            -          -            -           -
Misc Deposit/Credit not on Books                -            -           -              -          -            -           -
Bankcard Fees not on Books                      -            -           -              -          -            -           -
Bankcard Debits on Books not Bank               -            -           -              -          -            -           -
Misc variance                                   -            -           -               (1)       -            -          (769)
                                          ----------   ---------     -------    -----------  ---------    ---------   ---------
ADJUSTED BANK BALANCE                     $10,017.60   $  273.07     $ (0.00)   $163,760.27  $1,373.56    $1,275.82   $4,240.34
                                          ==========   =========     =======    ===========  =========    =========   =========


***Our fiscal month of April ends on 5/4. Most
   Bank Stmts have an ending date of 4/30.

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                                                                                                         CITIZENS
                                                                             PNC BANK                   COMMERCE BANK      BANK
                                           ------------------------   ----------------------   ------------------------  ---------
                                              L/C'S       OHIO W/C                 P/C - 520      KANSAS    P/C - 530    P/C - 040
                                           01891312760  01280015979  3101323814   3101323822     2804627     2804571      404892
                                           -----------  -----------  ----------   ----------     -------     -------      ------
Balance Per Books                           $      -    $15,853.83   $192,606.25  $3,484.77    $22,147.13   $9,237.25     $1,901.50
                                            ========    ==========   ===========  =========    ==========   =========     =========
Bank Balance                                       -        13,827        93,906      2,215        52,172       7,744         1,776
Plus: Deposits in Transit - Booked Not
Banked                                             -        -             39,738      -            31,300       -             -
Less: Outstanding Checks/Wire Transfers            -        -             -           -            -             (317)        -
Less: Outstanding Internal Transfers               -         2,000        58,003      1,997       (61,810)      1,810         -
Less: Deposits in Transit - Banked not
Booked                                             -        -             -           -            -            -             -
Misposted Entries                                  -        -             -           -            -            -             -
Checks issued not on Books                         -        -             -           -            -            -             -
Interest Income not on Books                       -        -             -           -            -            -             -
Return of Direct Deposit Funds not on
Books                                              -        -             -           -            -            -             -
Checks Cleared not O/S on Books                    -            27        -           -            -            -             -
Overdraft Charges not on Books                     -        -             -           -            -            -             -
Returned Items                                     -        -                319       (740)           33       -               (34)
Interest Expense not on Books                      -        -             -           -            -            -             -
Bank Fees not on Books                             -        -                640         14           453       -                15
Misc Deposit/Credit not on Books                   -        -             -           -            -            -             -
Bankcard Fees not on Books                         -        -             -           -            -            -             -
Bankcard Debits on Books not Bank                  -        -             -           -            -            -             -
Misc variance                                      -        -             -           -            -            -               145
                                            --------    ----------   -----------  ---------    ----------   ---------     ---------
ADJUSTED BANK BALANCE                       $      -    $15,853.83   $192,606.25  $3,484.77    $22,147.13   $9,237.25     $1,901.50
                                            ========    ==========   ===========  =========    ==========   =========     =========

***Our fiscal month of April ends on 5/4. Most
   Bank Stmts have an ending date of 4/30.

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                        CITIZENS
                                          BANK      FIFTH THIRD   BANK ONE
                                          ----      -----------   --------
                                        P/C - 060   P/C - 051     P/C - 070     MASTER        PAYROLL       P/C - 310   P/C - 320
                                         341673     0002387763    006503434     2912136       2912149        2912592     2912615
                                        ---------   ---------     ---------     -------       -------       ---------   ---------

Balance Per Books                       $     -     $2,627.69    $  490.47    $155,438.00   $(57,210.94)   $1,441.90    $3,481.26
                                        ========    =========    =========    ===========   ===========    =========    =========
Bank Balance                                  -         2,586          950         39,195        58,800        1,039        3,131
Plus: Deposits in Transit - Booked Not
Banked                                        -           -            -          111,953           -            815          -
Less: Outstanding Checks/Wire Transfers       -           -           (460)         -          (119,896)        (562)         -
Less: Outstanding Internal Transfers          -           -            -            -             4,500          -            -
Less: Deposits in Transit - Banked not
Booked                                        -           -            -            -             -              -            -
Misposted Entries                             -           -            -            -             -              -            -
Checks issued not on Books                    -           -            -            -             -              -            -
Interest Income not on Books                  -           -            -            -             -              -            -
Return of Direct Deposit Funds not on
Books                                         -           -            -            -             -              -            -
Checks Cleared not O/S on Books               -           -            -            -             -              150          350
Overdraft Charges not on Books                -           -            -            -             -              -            -
Returned Items                                -            (9)         -            3,176          (469)         -            -
Interest Expense not on Books                 -           -            -            -             -              -            -
Bank Fees not on Books                        -            50          -            -                30          -            -
Misc Deposit/Credit not on Books              -           -            -            -               (39)         -            -
Bankcard Fees not on Books                    -           -            -            -             -              -            -
Bankcard Debits on Books not Bank             -           -            -            -             -              -            -
Misc variance                                 -           -            -            1,114          (137)         -            -
                                        --------    ---------    ---------    -----------   -----------    ---------    ---------
ADJUSTED BANK BALANCE                   $     -     $2,627.69    $  490.47    $155,438.00   $(57,210.94)   $1,441.90    $3,481.26
                                        ========    =========    =========    ===========   ===========    =========    =========

***Our fiscal month of April ends on 5/4. Most
   Bank Stmts have an ending date of 4/30.

SCHEDULE B
BANK RECONCILIATION SCHEDULE


                                                                                  FIRST UNION BANK
                                            ---------------------------------------------------------------------------------------
                                            P/C - 330  P/C - 340  P/C - 350  P/C - 360  P/C - 370  P/C - 380  P/C - 399  P/C - 410
                                             2912550    2912576    2912589    2912521    2912534    2912547    2912628    2912602
                                            ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Balance Per Books                           $4,031.12  $3,769.02  $(230.63)  $(214.99)  $2,706.72   $983.06   $3,171.96  $(1,473.87)
                                            =========  =========  ========   ========   =========   =======   =========  ==========
Bank Balance                                    1,552      4,194        -          -        2,764        90       2,582        -
Plus: Deposits in Transit - Booked Not
Banked                                            -        1,658        -          55        -          500         490        -
Less: Outstanding Checks/Wire Transfers          (314)       (83)     (231)      (385)       (132)     (527)     (1,054)     (1,598)
Less: Outstanding Internal Transfers            2,000     (2,000)       -          -          -          -          -          -
Less: Deposits in Transit - Banked not
Booked                                            -          -          -          -         (247)       -          -          (313)
Misposted Entries                                 793        -          -          -          -         920       1,154        -
Checks issued not on Books                        -          -          -          -          -          -          -          -
Interest Income not on Books                      -          -          -          -          -          -          -          -
Return of Direct Deposit Funds not on
Books                                             -          -          -          -          -          -          -          -
Checks Cleared not O/S on Books                   -          -          -         115         322        -          -          -
Overdraft Charges not on Books                    -          -          -          -          -          -          -          -
Returned Items                                    -          -          -          -          -          -          -           432
Interest Expense not on Books                     -          -          -          -          -          -          -          -
Bank Fees not on Books                            -          -          -          -          -          -          -          -
Misc Deposit/Credit not on Books                  -          -          -          -          -          -          -          -
Bankcard Fees not on Books                        -          -          -          -          -          -          -          -
Bankcard Debits on Books not Bank                 -          -          -          -          -          -          -          -
Misc variance                                     -          -          -          -          -          -          -             5
                                            ---------  ---------  --------   --------   ---------   -------   ---------  ----------
ADJUSTED BANK BALANCE                       $4,031.12  $3,769.02  $(230.63)  $(214.99)  $2,706.72   $983.06   $3,171.96  $(1,473.87)
                                            =========  =========  ========   ========   =========   =======   =========  ==========



***Our fiscal month of April ends on 5/4. Most
   Bank Stmts have an ending date of 4/30.

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                                                             FLEET BANK                      TOTAL
                                          ----------------------------------------------------
                                           P/C - 420     P/C - 430     CUSTOMER      REVOLVER
                                            2912563       2912518     9419400055    9428428068
                                          -----------   ----------    ----------    -----------         --------------
Balance Per Books                         $(1,048.62)   $  (782.89)   $36,295.90        $ -             $(2,194,093.34)
                                          ==========    ==========    ==========        ===             ==============
Bank Balance                                   3,337           283         7,471          -                  2,284,415
Plus: Deposits in Transit - Booked Not
Banked                                           -             -             -            -                    783,391
Less: Outstanding Checks/Wire Transfers       (1,324)       (1,174)          -            -                 (4,889,733)
Less: Outstanding Internal Transfers          (2,500)          -             -            -                   (467,273)
Less: Deposits in Transit - Banked not
Booked                                           -            (217)          -            -                     (2,885)
Misposted Entries                                -             -          26,000          -                     29,636
Checks issued not on Books                       -             -           1,197          -                     49,634
Interest Income not on Books                     -             -             -            -                       (329)
Return of Direct Deposit Funds not on
Books                                            -             -             -            -                        -
Checks Cleared not O/S on Books                  -             325           -            -                      3,242
Overdraft Charges not on Books                   -             -             -            -                        -
Returned Items                                   -             -             -            -                      9,015
Interest Expense not on Books                    -             -             -            -                        -
Bank Fees not on Books                           -             -           1,628          -                      4,610
Misc Deposit/Credit not on Books                (562)          -             -            -                       (885)
Bankcard Fees not on Books                       -             -             -            -                        -
Bankcard Debits on Books not Bank                -             -             -            -                        -
Misc variance                                    -               0           -            -                      3,069
                                          ----------    ----------    ----------        ---             --------------
ADJUSTED BANK BALANCE                     $(1,048.62)   $  (782.89)   $36,295.90        $ -             $(2,194,093.34)
                                          ==========    ==========    ==========        ===             ==============


***Our fiscal month of April ends on 5/4. Most
   Bank Stmts have an ending date of 4/30.

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                   Reporting Period: May 5, 2002 to June 1, 2002

                       STATEMENT OF OPERATIONS - UNAUDITED
                             (dollars in thousands)

                                                                          Cumulative
                                                                         Filing to date
                                                              May            Totals
                                                              ---            ------
Net Sales                                                  $  20,701       $ 118,584

Cost of Goods Sold                                           (15,349)        (81,408)
                                                           ---------       ---------

Gross Profit                                                   5,352          37,176

Operating Expenses                                            (8,994)        (47,420)
                                                           ---------       ---------

Operating Income/(Loss)                                       (3,642)        (10,244)

Interest Expense                                                (298)         (1,690)

Other Income                                                     300           1,398
                                                           ---------       ---------

Net Income/(Loss) b/4 Restructuring Costs and Taxes           (3,640)        (10,536)

Reorganization Expenses - (incl. Professional Fees)             (855)         (5,524)

Income Taxes - Benefit/(Expense)                                  --              77
                                                           ---------       ---------
                                                           -------------------------
Net Income/(Loss)                                          $  (4,495)      $ (15,983)
                                                           =========================

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                   Reporting Period: May 5, 2002 to June 1, 2002

                            BALANCE SHEET - UNAUDITED
                             (dollars in thousands)


                               ASSETS
                               ------
CURRENT ASSETS:
---------------
CASH AND CASH EQUIVALENTS                                       $     745
ACCOUNTS RECEIVABLE, NET                                           36,665
DUE FROM VENDORS                                                    6,962
INTERCOMPANY RECEIVABLE                                                 0
INVENTORIES                                                        52,079
DEFERRED FINANCING                                                  1,714
OTHER PREPAIDS                                                      2,481
REFUNDABLE INCOME TAXES                                             2,375
                                                                ---------

                                                  SUBTOTAL        103,021

TOTAL P, P & E:                                                   125,636
LESS: ACCUMULATED DEPR                                            (67,053)
                                                                ---------
                          PROPERTY, PLANT & EQUIPMENT, NET         58,583

OTHER ASSETS:
-------------
LIFE INSURANCE - CSV                                                  566
EQUITY IN SUBS                                                      2,100
PREPAID PENSION                                                    17,762
OTHER                                                               2,574
                                                                ---------
                                                  SUBTOTAL         23,002

                                                                ---------
TOTAL ASSETS                                                    $ 184,606
                                                                =========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                   Reporting Period: May 5, 2002 to June 1, 2002

                            BALANCE SHEET - UNAUDITED
                             (dollars in thousands)


                       LIABILITIES & STOCKHOLDERS' EQUITY
                       ----------------------------------
                              CURRENT LIABILITIES
                              -------------------
POST-PETITION LIABILITIES & ACCRUED EXPENSES:
---------------------------------------------
ACCOUNTS PAYABLE                                                                         $   5,254
AMOUNTS DUE TO INSIDERS                                                                         19
ACCRUED PAYROLL                                                                              1,572
ACCRUED PROPERTY TAXES                                                                       1,022
ACCRUED PAYROLL TAXES                                                                          775
ACCRUED STATE INCOME TAXES                                                                     434
ACCRUED SALES & USE TAXES                                                                      609
ACCRUED INTEREST                                                                                60
ACCRUED PROFESSIONAL FEES                                                                    2,179
ACCRUED RENT/LEASE                                                                             773
RESTRUCTURING RESERVE                                                                        1,850
ACCRUED OTHER                                                                                6,113
                                                                                         ---------

                                                                SUBTOTAL                    20,660

OTHER POST-PETITION LIABILITIES:
--------------------------------
NOTES PAYABLE - REVOLVER                                                                    58,691
INTERCOMPANY LIABILITIES                                                                    50,891
DEFERRED RENT                                                                                4,529
BANK FLOAT / OVERDRAFTS                                                                      2,784
OTHER LIABILITIES                                                                                0
                                                                                         ---------

                                                                SUBTOTAL                   116,895
                                                                                         ---------

TOTAL CURRENT POST-PETITION LIABILITIES                                                    137,555

LIABILITIES SUBJECT TO COMPROMISE:
----------------------------------
ACCOUNTS PAYABLE                                                                            41,367
ACCRUED GOM CAPITAL LEASE OBLIGATION                                                             0
ACCRUED VACATION                                                                             4,104
ACCRUED WORKERS COMPENSATION                                                                 2,216
ACCRUED INTEREST                                                                             1,079
ACCRUED PROPERTY TAXES                                                                       1,360
OFFICER'S DEFERRED COMPENSATION                                                                415
MORTGAGES                                                                                        0
DEBENTURES                                                                                  24,376
OTHER LIABILITIES                                                                            1,450
                                                                                         ---------
                                                                SUBTOTAL                    76,367
                                                                                         ---------

TOTAL LIABILITIES                                                                          213,922

STOCKHOLDERS' EQUITY:
---------------------
COMMON STOCK                                                                                 5,975
PAID IN SURPLUS                                                                              7,201
TREASURY STOCK                                                                                (399)
RETAINED EARNINGS, BEGINNING                                                               (26,110)
CURRENT PERIOD EARNINGS                                                                    (15,983)
                                                                                         ---------

                                                                SUBTOTAL                   (29,316)
                                                                                         ---------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                                 $ 184,606
                                                                                         =========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                   Reporting Period: May 5, 2002 to June 1, 2002

                          SUMMARY OF POSTPETITION TAXES
JACOBSON STORES, INC.


                                 BEGINNING TAX  AMOUNT WITHHELD OR
                                   LIABILITY          ACCRUED       AMOUNT PAID   DATE PAID   CHECK NO. OR EFT  ENDING TAX LIABILITY
                                 -------------  ------------------  -----------   ---------   ----------------  --------------------

FEDERAL

Withholding                      $   211,888       $    670,410    $  671,598      SEE SUMMARY SCHEDULE C        $      210,700

FICA - Employee                      139,887            433,988       435,650      SEE SUMMARY SCHEDULE C               138,225

FICA - Employer                      238,367            428,956       435,650      SEE SUMMARY SCHEDULE C               231,673

Unemployment                          21,436              7,883             -      SEE SUMMARY SCHEDULE C                29,319

Income - SEE BELOW                         -                                                                                  -

Other:                                     -                                                                                  -

   TOTAL FEDERAL TAXES               611,577          1,541,237     1,542,898                                           609,916
                                 ===========       ============    ==========                                    ==============

STATE AND LOCAL

Withholding                           12,574            189,122       155,063      SEE SUMMARY SCHEDULE D                46,633

Sales & Use                          599,018          1,187,751     1,177,989      SEE SUMMARY SCHEDULE D               608,780

Unemployment                          81,494             36,583             -      SEE SUMMARY SCHEDULE D               118,077

Real Property                        523,419            323,474        64,746                                           782,147

Personal Property                    252,260            (12,573)            -                                           239,687

Income                               554,074                  -       120,000                                           434,074

Other:                                     -                  -             -                                                 -

   TOTAL STATE AND LOCAL           2,022,839          1,724,357     1,517,798                                         2,229,399
                                 ===========       ============    ==========                                    ==============

TOTAL TAXES PAYABLE              $ 2,634,417       $  3,265,594    $3,060,696                                    $    2,839,315
                                 ===========       ============    ==========                                    ==============

REFUNDABLE FEDERAL INCOME TAXES  $(2,374,504)                 -             -                                    $   (2,374,504)
                                 ===========       ============    ==========                                    ==============


                      SUMMARY OF UNPAID POSTPETITION DEBTS

                                                                           NUMBER OF DAYS PAST DUE
                                            CURRENT                        -----------------------
                                       (INCL. DISCOUNTS)      0 - 30        31 - 60        61 - 90        OVER 90          TOTAL
                                       -----------------      ------        -------        -------        -------          -----
Accounts Payable - Merchandise         $     3,283,387     $  294,693   $   1,893,269   $ (1,337,533)    $  67,842        4,201,657

Accounts Payable - Non-Merchandise           1,024,620         22,813           1,324          3,593             -        1,052,351

Accrued Payroll                              1,572,000              -               -              -             -        1,572,000

Accrued Taxes                                2,840,000              -               -              -             -        2,840,000

Interest                                        60,000              -               -              -             -           60,000

Professional Fees                            2,179,000              -               -              -             -        2,179,000

Rent / Leases - Building & Equipment           773,000              -               -              -             -          773,000

Amounts Due to Insiders                         19,375              -               -              -             -           19,375

Accrued Other                                6,113,000              -               -              -             -        6,113,000

Secured Debt / Adequate Protection
Payments                                    58,691,000              -               -              -             -       58,691,000

Restructuring Reserve                        1,850,000              -               -              -             -        1,850,000

Deferred Rent                                4,529,000              -               -              -             -        4,529,000

Bank Float / Overdrafts                      2,784,000              -               -              -             -        2,784,000

Other (excluding Interco. payable)                   -              -               -              -             -                -
                                      ================     ==========   =============   ============     =========      ===========

TOTAL POSTPETITION DEBTS              $     85,718,382     $  317,506   $   1,894,593   $ (1,333,940)    $  67,842      $86,664,383
                                      ================     ==========   =============   ============     =========      ===========


If applicable, explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TAXES - SCHEDULE C:    LISTING OF FEDERAL TAX PAYMENTS



FEDERAL WITHHOLDING& FICA EMPLOYEE/EMPLOYER-LISTING OF PAYMENTS            AMOUNT      CHECK/EFT NO.       DATE    ADD'L COMMENTS

        941 Deposit                                                      $   490,863     75702402       05/06/02
        941 Deposit                                                          373,539     76360925       05/13/02
        941 Deposit                                                          490,229     77101647       05/20/02
        941 Deposit                                                          188,267     77728301       05/28/02
                                                                         -----------
                                                                         $ 1,542,898
                                                                         -----------

UNEMPLOYMENT - LISTING OF PAYMENTS
        940 Deposit - FUTA
                                                                         -----------
                                                                         $      -
                                                                         -----------


TAXES - SCHEDULE D:    LISTING OF STATE & LOCAL TAX PAYMENTS


STATE & LOCAL WITHHOLDING - LISTING OF PAYMENTS               AMOUNT       CHECK/EFT NO.          DATE          ADD'L COMMENTS

     Michigan - Employee State Withholding                 $    40,279         66229            05/06/02
     Michigan - Employee State Withholding                      20,936         74226            05/13/02
     Michigan - Employee State Withholding                      40,152         84894            05/20/02
     Michigan - Employee State Withholding                      14,254         92142            05/28/02
     Ohio - Employee State Withholding                             400         30891            05/07/02
     Ohio - Employee State Withholding                             123          1922            05/14/02
     Ohio - Employee State Withholding                             392         74549            05/21/02
     Ohio - Employee State Withholding                              26         43103            05/28/02
     Indiana - Employee City/State Withholding                  15,730         86842            05/16/02
     Kentucky - Employee State Withholding                       8,256       1018869            05/17/02
     Kansas - Employee State Withholding                         4,455       1018868            05/17/02
     Jackson, Michigan - Employee Local Withholding              1,829       1019590            05/24/02
     Grand Rapids, Michigan - Employee Local Withholding         1,027       1019586            05/24/02
     Toledo, Ohio - Employee Local Withholding                     867       1018314            05/10/02
     Columbus, Ohio - Employee Local Withholding                    31       1018856            05/17/02
     Louisville, Kentucky - Employee Local Withholding           6,281       1018332            05/10/02
     Ohio School District - Employee Withholding                    26       1018337            05/10/02
                                                           -----------
                                                           $   155,063
                                                           -----------

UNEMPLOYMENT - LISTING OF PAYMENTS
     SUTA:
     MI                                                    $       -
     OH                                                            -
     IN                                                            -
     KY                                                            -
     KS                                                            -
     FL                                                            -
                                                           -----------
                                                           $       -
                                                           -----------

SALES & USE TAX - LISTING OF PAYMENTS
     Kansas                                                $    72,708     230009733            5/29/2002
     Kansas                                                      1,421     220009772            5/29/2002
     Indiana                                                   110,592         77241            5/20/2002
     Ohio                                                        5,515         13270            5/23/2002
     Kentucky                                                  122,440       1126677            5/28/2002
     Florida                                                   391,174                          5/17/2002
     Michigan                                                  313,950         95559            5/29/2002
     Michigan                                                  160,188        787591            5/14/2002
                                                           -----------
                                                           $ 1,177,989
                                                           -----------
STATE INCOME TAXES
     Michigan                                                  100,000       1018879               17-May
     Indiana                                                    20,000         94956               20-May
                                                           -----------
                                                           $   120,000
                                                           -----------
REAL ESTATE TAXES
     Indiana - Marion County Treasurer                          64,746       1019928               29-May
                                                           -----------
                                                           $    64,746
                                                           -----------

             JACOBSON STORES, INC.
             SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS

VENDOR #            VENDOR NAME               CURRENT        1-30         31-60          61-90       90+    DISCOUNTS     TOTAL
--------            -----------               -------        ----         -----          -----       ---    ---------     -----
  1187855   A & Z HAYWARD INC                 1,225.82        (94.47)    (3,998.00)     3,003.90       -       135.27         1.98
789664802   A HOUSE IN THE COUNTRY              919.23           -             -             -         -          -         919.23
    18911   A.C. Mazzoli                           -             -             -           82.19       -          -          82.19
799106836   A.J. CHRISTOPHER                 69,443.00    (13,656.86)   (43,590.00)      (836.73)      -          -      11,359.41
 96000286   A.P. COLLECTIONS                  8,459.40     (2,621.66)    (3,216.32)          -         -     1,240.97     1,380.45
121562045   Abba Accessories Inc                   -        6,473.53     (6,453.00)          -         -          -          20.53
 61397139   ABS                               6,494.00           -             -             -         -       519.52     5,974.48
 32507568   ACCESSORIES COLLECTION            8,864.50           -             -             -         -          -       8,864.50
148683121   Action Wear Inc                  18,715.86           -             -             -         -          -      18,715.86
 38211983   ADRIANNA PAPELL DRESSES           7,192.52     21,282.40     31,627.94    (50,275.67)      -     8,637.44     1,189.75
794040329   ADRIANNA PAPELL OCCASIONS          (118.68)       129.00           -             -         -          -          10.32
179499322   ADRIENNE VICTORIA DESIGNS         3,003.90           -             -             -         -          -       3,003.90
  5110846   AFFY TAPPLE LLC                        -             -          129.00           -         -          -         129.00
153487236   ALBERTO MAKALI LTD                1,035.00       (123.80)          -             -         -        71.86       839.34
619263940   ALEXIA ADMOR FRENCH DSGNR GRP     8,439.87           -             -             -         -       485.44     7,954.43
 10467728   All-Clad Metalcrafters            3,540.50           -             -             -         -          -       3,540.50
  6076863   ALLEN-EDMONDS SHOE CORP           2,781.88      7,454.33           -          420.00       -        91.05    10,565.16
145466376   AMERICAN DESIGNER FRAGRANCES      5,191.36           -             -             -         -          -       5,191.36
   104125   American Gourmet-Snacks             659.37           -             -             -         -          -         659.37
186435624   AMY KAHN RUSSELL                     59.00           -             -             -         -          -          59.00
 38224192   ANDRE ASSOUS                     19,994.22     17,765.88     14,980.03    (40,294.53)      -          -      12,445.60
623278066   ANDREA'S BEAU                          -           44.91           -             -         -          -          44.91
 62458740   ANGELA FRASCONE FASHION ACC.        729.50           -             -             -         -          -         729.50
197089527   ANNICK GOUTAL LTD                    30.69           -             -             -         -          -          30.69
   204727   ARC INTERNATIONAL/SALVIATI             -             -             -          240.00       -          -         240.00
173756685   ARCHE INC                        24,948.00           -             -             -         -          -      24,948.00
   207936   AREZZO GOLD                       2,690.48           -             -             -         -          -       2,690.48
931903942   ARGENTO VIVO                      4,406.00           -             -             -         -          -       4,406.00
 59626783   ARIANNA                           4,189.44        (24.72)          -             -         -       331.20     3,833.52
 61298253   ARIEL OF FRANCE INC              22,806.00       (525.89)          -             -         -          -      22,280.11
   200493   ART & FRAME SOURCE INC            2,984.00           -             -             -         -          -       2,984.00
 29174737   ARTHUR COURT DESIGNS             10,506.76         99.50        857.00         88.50       -          -      11,551.76
942261496   ASHEAR AND COMPANY                    7.31           -             -             -         -          -           7.31
117491779   ATHRA NJ                            962.85           -             -             -         -          -         962.85
   213231   ATTITUDES BY ANGIE                9,068.79           -             -             -         -          -       9,068.79
146645879   AUBADE                            5,467.50           -          201.00           -         -          -       5,668.50
 38420340   AWAKE INC                        22,750.00    (21,818.72)     6,201.45     (7,002.45)      -          -         130.28
114259377   AXIS MENSWEAR                    25,615.80           -             -             -         -          -      25,615.80
 24444200   BABY NEEDS INC                    1,096.50           -             -             -         -          -       1,096.50
103856134   BACK TRACK INC                       25.68           -             -             -         -          -          25.68
  6138408   BADGER BASKET CO                       -             -             -           42.00       -          -          42.00
 58289976   BAG BAZAAR LLC                    1,263.00           -           87.00           -         -          -       1,350.00
 63880421   BAILEY HATS                         456.00      5,962.11     (6,276.00)          -         -          -         142.11
789734852   BALLIN INTERNATIONAL              8,780.20           -             -             -         -          -       8,780.20
202110367   BARMISH INC                         133.75           -             -             -         -          -         133.75
 62522966   BARRY KIESELSTEIN-CORD              223.00           -             -             -         -          -         223.00
782216253   Barse + Company                   2,650.00           -             -             -         -          -       2,650.00
 95371704   BAUER'S CANDIES                        -           82.80           -             -         -          -          82.80
189148844   BAY LINENS INC                       60.00           -             -             -         -          -          60.00
612729665   BDS INC/SCHWARTZ & BENJAMIN      88,703.18       (234.00)          -             -         -          -      88,469.18
159949122   BEAD BAZAAR                       1,790.00           -             -             -         -          -       1,790.00
   213058   BELLE & JAX                            -             -           75.00           -         -          -          75.00
 20105748   Ben Myerson Candy Co              1,942.40        912.72           -             -         -        38.85     2,816.27
878198043   BENJAMIN & ROTH SALES             6,649.00      1,935.00     (2,126.32)          -         -        58.05     6,399.63
135806870   BETTINA VON WOLHOF LLC            2,487.15           -             -             -         -          -       2,487.15
  7324031   BIERNER AND SONS INC                 24.50           -             -             -         -          -          24.50
148595176   BIJAN FRAGRANCES                  1,564.20           -             -             -         -          -       1,564.20
     1420   BILSTON & BATTERSEA                    -             -          265.50      1,098.00       -          -       1,363.50
 54730887   BLUE SKY                          7,350.00           -             -             -         -          -       7,350.00
 64450091   Bluewater Wear                      232.00           -             -             -         -          -         232.00
 19079149   BLUSHING ROSE PUBLISHING            472.34           -             -             -         -         4.44       467.90
627131279   BOBBI BROWN ESSENTIALS           60,009.31       (840.24)     3,366.91     41,732.21       -          -     104,268.19
 12229019   BONNIE J                          3,592.22       (360.00)          -             -         -          -       3,232.22
 72464688   BOSTON WAREHOUSE TRADING            775.94           -             -             -         -          -         775.94
 27877109   BRAZABRA CORP                     1,083.27           -             -             -         -          -       1,083.27
803635093   BUCKY PRODUCTS                      909.52           -             -             -         -          -         909.52
847918133   BULGARI PARFUMS                     123.52           -             -             -         -          -         123.52
  3292901   BYRD COOKIE CO                      228.83           -             -             -         -          -         228.83
 86163268   C.K. Enterprises                  9,383.10           -             -             -         -          -       9,383.10
103115762   CACHCACH                            384.00           -             -             -         -          -         384.00
789541836   CADEAU                            8,486.40           -             -             -         -          -       8,486.40

             JACOBSON STORES, INC.
             SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS

VENDOR #           VENDOR NAME                CURRENT      1-30          31-60          61-90        90+    DISCOUNTS      TOTAL
--------           -----------                -------      ----          -----          -----        ---    ---------      -----
784634594   CAMBRIDGE CLOTHIERS LTD            971.85    1,864.94     (2,097.00)          -           -          -         739.79
  5319785   CAMP INC                         1,442.00         -             -             -           -          -       1,442.00
867178725   CAPRESSO INC                       552.00         -             -             -           -          -         552.00
 60812237   CARLISLE HOME PRODUCTS           6,628.49         -           63.00         30.25         -          -       6,721.74
 92655125   Carol Dauplaise Ltd             16,173.90   (8,362.75)          -             -           -        90.04     7,721.11
 64840903   CAROLEE DESIGNS/RALPH LAUREN     6,636.20         -             -             -           -       116.88     6,519.32
 48318547   CAROLINA HERRERA                 1,350.00      983.48      2,317.58        910.00         -     3,254.58     2,306.48
175542349   Carrot + Gibbs Ltd                  49.00         -             -             -           -          -          49.00
242488112   CATHERINE REGEHR                   880.00         -             -             -           -          -         880.00
 64996523   CATHERINE STEIN DESIGNS          3,092.26         -             -             -           -        56.50     3,035.76
 37225559   CELINE PERFUMES                  2,778.01    3,638.83        204.26     (4,121.60)        -          -       2,499.50
  1930254   CHANEL INC                      72,677.93   (6,497.40)       459.00    (13,039.00)   2,711.60      28.80    56,283.33
190354308   CHARACTER COLLECITBLES           3,930.00         -             -             -           -          -       3,930.00
175779065   CHARLES DAVID                         -           -             -          (50.00)     135.00        -          85.00
   139691   Charles Garnier                     95.25         -             -             -           -          -          95.25
 51555761   CHARLES JOURDAN USA             15,488.00         -             -             -           -          -      15,488.00
   211565   CHARMING DESIGNS INC             8,143.50         -             -           60.00         -          -       8,203.50
 98821031   CHI ERNO LASZLO                 22,480.20   (1,993.90)       381.60           -           -          -      20,867.90
796042257   Chicago Textiles Corp               79.55         -             -             -           -          -          79.55
900345612   CHILDHOOD ENCHANTMENT              820.00         -             -             -           -          -         820.00
   209569   CHRISTY                         18,751.01         -           27.75           -           -          -      18,778.76
  7408016   CHURCHHILL WEAVERS               6,025.00         -             -             -           -          -       6,025.00
787690882   CHURCHILL'S                      1,965.00         -             -             -           -          -       1,965.00
876875808   CLAIRE FRAGRANCE INC             2,678.19         -         (234.00)      (839.11)        -          -       1,605.08
  1904200   CLARKS OF ENGLAND                7,366.83         -             -             -           -          -       7,366.83
 29312501   CLAY COMPANY                          -     47,627.70    (47,598.00)          -           -          -          29.70
128328536   CLEVER CARRIAGE                  2,544.77         -             -             -           -          -       2,544.77
 44475127   CLINIQUE LABORATORIES           90,499.00)  41,023.58    806,474.37    (515,276.55)    113.40        -     241,835.80
193682242   CO & EDDY/SUMMIT RIDGE          10,994.00   (5,150.00)          -       (1,043.50)        -          -       4,800.50
 73001646   COLLECTION XIIX LTD                395.00         -          225.00       (500.00)        -          -         120.00
847436391   COLOPLAST CORP                  15,589.35         -             -             -           -     1,079.22    14,510.13
602792772   Comfort Silkie Co Inc              774.00         -             -             -           -          -         774.00
556243970   COMPANY C                        1,813.44         -             -             -           -          -       1,813.44
623127008   COPA CABANA ARTWEAR CORP         3,048.00   (1,440.44)          -             -           -       291.24     1,316.32
622215986   COTTON TALE                      2,306.05         -             -             -           -          -       2,306.05
   213165   COTTON WHITE                     1,395.50         -             -             -           -          -       1,395.50
  2067155   CRANE CO INC                          -         28.50           -             -           -          -          28.50
   169862   CREATIVE IDEAS UNLIMITED INC       723.79         -             -             -           -          -         723.79
  8295008   CRISLU CORP                     11,872.75         -             -             -           -          -      11,872.75
  2537272   CROOKHORN DAVIS                  2,663.32         -             -             -           -          -       2,663.32
619123565   CSA/CATTIVA                      8,250.20      (16.45)          -             -           -          -       8,233.75
124184685   CUE                             13,651.00    1,500.00       (471.68)      (137.14)        -          -      14,542.18
 98072767   D.G. ENTERPRISES L.L.C.          5,316.26         -             -             -           -          -       5,316.26
198419475   DABBY-REID LTD                     905.28         -             -             -           -          -         905.28
175782911   DAFFY WATERWEAR                  2,529.12         -             -             -           -       202.33     2,326.79
926504556   DANIELSON DESIGNS                2,916.00      594.00     (3,056.59)          -           -          -         453.41
  2413284   DANSK INTERNATIONAL DESIGNS         82.60         -             -             -           -          -          82.60
148250004   DANSKIN                            431.19         -             -             -           -          -         431.19
148250061   DANSKIN INC                      5,462.40         -             -             -           -          -       5,462.40
   203604   DARTINGTON CRYSTAL               2,262.00         -             -             -           -          -       2,262.00
 27829316   DAVID AARON                      4,354.14         -             -             -           -          -       4,354.14
 84322429   David Hayes                      4,249.02    4,575.54      9,264.73    (16,238.68)        -       973.26       877.35
 40572625   DAVID WARREN/LESLIE FAY MKTG     1,629.60      (28.66)          -        2,447.52         -     2,540.64     1,507.82
122517857   Daymor Usa Ltd.                    410.13      (41.84)       245.42           -           -       586.80        26.91
  5193156   DEE GIVENS & CO                  1,831.08         -             -             -           -          -       1,831.08
808214662   DELMONICO LLC                    3,104.00      121.68           -             -           -          -       3,225.68
194058426   DESIGN DESIGN                    1,025.28         -             -             -           -          -       1,025.28
 29001919   DESIGNER DRESSES '98 LLC        47,735.79  (15,722.08)    (1,187.87)    (5,457.20)        -    16,080.19     9,288.45
 50291954   DESIGNOR, INC                   12,556.09         -             -             -           -          -      12,556.09
   212720   DESTINATION HOME                      -        890.90           -             -           -          -         890.90
805906641   DEVANIAY IND/LACOSTE                  -           -          164.25           -           -          -         164.25
147334221   DIANE'S DESIGN IMPORTS             128.00         -             -             -           -          -         128.00
612077727   DKNY UNDERWEAR & INTIMATE APPL   6,420.50         -             -             -           -       335.83     6,084.67
785611138   DONNA KARAN INTIMATES            1,292.96      413.60        592.72           -           -        98.41     2,200.87
798862447   DONNA MORGAN                    39,218.30     (305.20)          -             -           -     1,644.70    37,268.40
   206201   DONNA RAY                        7,453.50   (7,425.00)          -             -           -          -          28.50
362906836   DRULANE                          5,766.96         -       25,256.59    (30,018.60)        -          -       1,004.95
 62159041   EARTH FOOTWEAR                  15,719.71         -             -             -           -          -      15,719.71
157395856   Eastern Accents                    197.58      353.00        190.00           -           -          -         740.58
556043982   ECCO USA INC                        35.00      205.00           -             -           -          -         240.00
   209015   EDGAR INC                          371.22    2,365.00      1,650.00           -           -          -       4,386.22

             JACOBSON STORES, INC.
             SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS

VENDOR #            VENDOR NAME              CURRENT       1-30         31-60         61-90           90+    DISCOUNTS      TOTAL
--------            -----------              -------       ----         -----         -----           ---    ---------      -----
 43400464   EGLOMISE DESIGNS OF BOSTON         99.97       (23.50)       228.50       (246.00)       40.00      3.03        95.94
  6287171   ELDER MFG CO INC                  407.26          -             -             -            -         -         407.26
202348769   ELITA                           1,211.25          -        2,971.50           -            -         -       4,182.75
 85848968   ELITE FASHION ACCESSORIES       5,599.74          -             -             -            -         -       5,599.74
  1274109   EMPIRE SILVER COMPANY           1,219.00          -             -             -            -         -       1,219.00
  8627411   EMPOWER TEES                      132.64          -             -             -            -         -         132.64
847725124   EQUALS 4 INC                   14,653.51          -             -             -            -         -      14,653.51
 13898593   ESPIRIT BY BEACH PATROL         1,972.99          -             -             -            -      157.84     1,815.15
147852776   ESPRIT/CAROLE HOCHMAN           2,092.52    15,976.31    (11,029.58)    (4,375.31)         -    1,426.37     1,237.57
  1011063   Eureka Mfg. Company Inc.          425.00          -             -             -            -         -         425.00
  2209232   EUROITALY                         439.20          -             -             -            -         -         439.20
 61567442   EUROPEAN DESIGNER FRAGRANCES    8,830.33          -             -             -            -         -       8,830.33
   194746   EXCEL PUBLISHING                  775.14          -             -             -            -         -         775.14
 43784396   Excelsior Process                  92.50          -             -          701.00       477.25      1.72     1,269.03
 15260003   F.G. GALASSI INC               10,785.50          -             -             -            -         -      10,785.50
194051405   FALLANI AND COHN                6,336.00          -             -             -            -      190.08     6,145.92
 52403409   FANCY FEET INC.                      -            -             -             -          58.50       -          58.50
607826955   FANTAS-EYES                     1,157.08          -           19.56           -            -         -       1,176.64
  6150593   FARIBAULT WOOLEN MILLS CO         605.00          -             -             -            -         -         605.00
 44864957   Farr West Fashions                 43.80     1,473.95           -             -            -      392.03     1,125.72
 86432221   FASHION AVENUE CORP                  -          97.02        119.00           -            -         -         216.02
161308655   FISHER SPACE PEN CO               870.00          -             -             -            -         -         870.00
626875173   FREDDA'S STUFF                       -         498.00           -             -            -         -         498.00
 26066436   FRENCH ROOM LLC                 4,803.99          -             -             -            -         -       4,803.99
835466327   FRESH INC                            -         198.00        546.00           -            -         -         744.00
139412167   FRESH PRODUCE                   4,478.46          -             -             -            -         -       4,478.46
 55241509   Friedknit Creations             3,939.30          -             -       (1,500.00)         -         -       2,439.30
  6388813   Galante Studio Inc.               828.95          -             -             -            -         -         828.95
 55382980   Galerie Au Chocolat            11,004.08          -             -             -      12,098.50       -      23,102.58
 63502769   GALLERY LEATHER CO                440.14          -             -             -            -         -         440.14
 20281221   GAMA INT'L/HARVARD SQ. LLC.    19,920.00    (7,890.51)          -             -            -         -      12,029.49
   119164   GAYLE'S CHOCOLATES              3,081.00        60.00           -             -            -         -       3,141.00
799022868   GEOART BY CYNTHIA GALE            994.50          -             -             -            -         -         994.50
119275196   Germack Pistachio Co            1,426.26          -             -             -            -         -       1,426.26
   212951   GERTI GERDS                        90.00          -             -             -            -         -          90.00
151854882   Gillio                            595.66        36.14      1,209.88     (1,210.61)         -       56.79       574.28
556894319   GIORGIO ARMANI CORP            51,664.00      (139.49)          -        3,102.00          -         -      54,626.51
965933724   GITMAN & CO./IAG                  537.05          -             -             -            -         -         537.05
835267642   GLOBAL POTTERY                  2,619.84          -             -             -            -         -       2,619.84
791194160   GLOBALTEX INC                      75.00          -             -             -            -         -          75.00
 53537700   Godinger Silver Art Ltd         9,724.37          -             -             -            -         -       9,724.37
 84871201   GODIVA CHOCOLATIER, INC        10,955.07          -             -             -            -         -      10,955.07
   161133   GOURMET INTERNATIONAL             371.30          -             -             -            -         -         371.30
360608806   GREG PETERS LTD                   252.85          -             -             -            -         -         252.85
 39594114   GROUPE CLARINS                123,708.90    28,214.51           -             -            -         -     151,923.41
 27451731   GUESS, INC                      9,909.23          -             -             -            -      785.68     9,123.55
948840152   GULFSPAN INC                      311.22          -             -             -            -         -         311.22
  1213057   GUND                              472.50       737.88     11,822.40    (12,881.58)         -         -         151.20
  5903141   H. GEORGE CASPARI                    -         949.48     16,875.35       (216.23)         -       56.03    17,552.57
807645676   HABIDECOR                       4,935.00          -             -             -            -         -       4,935.00
 67429365   HANES HOSIERY                  16,152.46          -             -             -            -         -      16,152.46
 40074189   Hanky Panky Ltd                 9,692.87       199.50           -             -            -      372.76     9,519.61
 79800231   HARRY LONDON CANDIES INC        1,580.40          -             -             -            -         -       1,580.40
  5120100   HART SCHAFFNER & MARX          15,262.94          -       (6,574.26)       262.50          -         -       8,951.18
941572240   Heart + Soul                    3,441.40          -             -             -            -      950.96     2,490.44
  3315231   HEENEY COMPANY INC              7,988.85          -             -             -            -         -       7,988.85
160983839   Hen-Feathers Corp               1,620.00          -             -             -            -         -       1,620.00
  2207843   HICKEY-FREEMAN                 27,193.69          -          443.00           -         150.00       -      27,786.69
858543598   Hobo                           16,890.11          -             -             -            -         -      16,890.11
824752596   HOME ESSENTIALS                   216.00          -             -             -            -         -         216.00
  1963123   HOSIERY MATE                      490.72          -             -             -            -         -         490.72
 10527604   HOUSE OF HATTEN INC               366.60          -             -             -            -         -         366.60
144642402   HOYA CRYSTAL INC               10,020.00          -             -             -            -         -      10,020.00
  4285920   HUGO BOSCA COMPANY INC            851.53          -             -             -            -         -         851.53
249216854   HURTEAU & ASSOCIATES            2,040.00          -             -             -            -         -       2,040.00
131515850   I NEED THERAPY                 16,600.00          -       (8,300.00)          -            -         -       8,300.00
795371079   I.W.A. INC                     48,619.32          -             -           54.50        57.50       -      48,731.32
 87088837   IJP INC                           408.00          -             -             -            -         -         408.00
  1473974   Imp Originals Inc.              1,014.70          -             -             -            -         -       1,014.70
  1251131   IMPERIAL HANDKERCHIEFS          2,221.21          -             -             -            -         -       2,221.21
 67891341   Interart Distribution                -        (168.52)       600.31       (236.89)         -         -         194.90

             JACOBSON STORES, INC.
             SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS

VENDOR #             VENDOR NAME               CURRENT        1-30         31-60         61-90        90+     DISCOUNTS     TOTAL
--------             -----------               -------        ----         -----         -----        ---     ---------     -----
 29031366   IZZI/FIELDSTON CLOTHES CO              -          792.00           -            -           -          -        792.00
202117727   J.A. BESNER & SONS LTD           19,150.00           -             -            -           -          -     19,150.00
  4119939   J.M.R. MANAGEMENT                   207.66           -             -            -        134.00        -        341.66
803842772   JACKIE ROGERS                       295.00           -             -            -           -          -        295.00
360677702   JAN SEVADJIAN                          -        2,420.00           -            -           -          -      2,420.00
 67362558   JEFFERIES SOCKS                        -             -             -         194.40         -          -        194.40
  9118290   JELLY BELLY CANDY COMPANY           405.40           -             -            -           -          -        405.40
958658916   JENIGERE                          1,136.00         66.00           -            -           -          -      1,202.00
 40717709   JEWELIARDS                             -       43,440.00    278,325.00          -           -          -    321,765.00
   208280   JILL HENNING FINERIES               189.00        137.00           -            -           -          -        326.00
926152240   JIVAGO                            1,404.00           -          (47.40)         -           -          -      1,356.60
 41936840   JOCKEY INTERNATIONAL             19,518.00           -             -            -           -          -     19,518.00
 37623402   JOEL POWELL DESIGNS                  92.00           -             -           8.00         -          -        100.00
845744473   JOHN ATENCIO                     78,406.97    (72,558.56)          -            -           -     1,454.18    4,394.23
  1988120   John Matouk & Co Inc                919.26           -             -            -           -          -        919.26
  1981604   Johnston + Murphy Shoe              302.10           -          144.00          -           -          -        446.10
202322384   JOSEPH RIBKOFF INC                4,800.00           -             -            -           -       192.00    4,608.00
147093827   Joseph Schmidt Confectns          5,495.70     (2,369.70)          -            -           -          -      3,126.00
 89874135   JPR                               7,243.15           -             -            -           -          -      7,243.15
   149609   JUDITH JACK                         154.00           -             -            -           -          -        154.00
 44436335   K. Swiss Inc                      3,095.00           -             -            -           -          -      3,095.00
 81913519   KAHALA DIV OF LOCAL MOTION        4,963.88           -             -          20.00         -          -      4,983.88
  8221814   KAOS                                 91.20           -          (60.70)         -           -          -         30.50
 21064480   KAREN KANE                       89,794.80      1,184.40           -            -           -     6,454.36   84,524.84
   212787   KASARAA DESIGN KATHY ENRIGHT      1,692.00           -             -            -           -          -      1,692.00
961762382   KATAYONE ADELI                         -          438.84           -            -           -          -        438.84
   204669   KEN PARKER COLLECTION               852.13        (72.13)          -            -           -          -        780.00
792437030   KENTH ANDERSSON NY LTD              842.86           -             -            -           -          -        842.86
824755763   KEVO INC                          7,026.97           -             -            -           -          -      7,026.97
968183236   KEYSTONE SALES                      496.80           -             -            -           -          -        496.80
106607260   KHALSA TRADING INC                     -             -          245.00          -           -          -        245.00
  6175673   KNITCRAFT CORP                         -             -             -         106.00         -          -        106.00
  1694157   KNOBLER INTERNATIONAL LLC         1,296.00           -       18,429.97   (19,427.77)        -          -        298.20
   213322   KRISTEN VASQUES                     446.31           -             -            -           -          -        446.31
608935417   KRISTESSE INC/DOT & VERA         13,168.00           -             -            -           -          -     13,168.00
181224551   L.R. EKSES INC                         -             -             -            -         78.50        -         78.50
   207290   LA DEA/USA                             -        1,076.00     (1,366.00)         -        335.00        -         45.00
   212506   LA FENICE/LA SIGNORIA               964.00           -             -            -           -          -        964.00
 58936709   LAGOS                            13,117.00           -             -            -        432.00        -     13,549.00
  2136794   LANCOME                         294,247.31    (19,548.00)          -       1,613.70         -         6.61  276,306.40
104641126   LAUNDRY                          13,043.25           -             -            -           -       614.92   12,428.33
  9275707   LAURA GIBSON                     20,247.00           -             -            -         90.00        -     20,337.00
   188649   Laurel Street Design                144.00           -        2,782.00    (2,806.00)        -          -        120.00
   168880   LEGACY LINENS                       925.29        504.05           -         140.00         -          -      1,569.34
  5967281   LENOX BRANDS                      1,454.33           -           51.00        57.20         -          -      1,562.53
176698488   LES BEBES DU PARADIS                 15.68           -           16.15          -           -          -         31.83
861281061   LIA & COMPANY INC                38,816.20    (28,960.68)          -            -           -          -      9,855.52
  1227388   LIBERTY UMBRELLA CO                 180.00           -             -            -           -          -        180.00
609438015   LIGHTS,CAMERA,INTERACTION! INC    3,328.20           -             -            -           -          -      3,328.20
101105450   LILLY PULITZER                         -             -             -            -        134.00        -        134.00
781752050   LINDEN                                 -             -             -            -        805.00        -        805.00
  5902655   LLADRO USA INC                    6,299.53           -             -         582.50         -          -      6,882.03
 74572538   Long Grove Confectionary            348.60           -             -            -           -          -        348.60
843808619   LONGCHAMP USA INC                 2,050.00           -             -            -           -          -      2,050.00
   189605   LORI BONN DESIGNS                 6,072.00       (512.00)          -            -           -          -      5,560.00
   213280   LUCY B                            7,767.32     (7,700.00)          -            -           -          -         67.32
   203315   M & R PRODUCTS INC                     -           43.00           -            -           -          -         43.00
245938188   MAC & JAC                              -          119.00           -            -           -          -        119.00
   941526   MACKENZIE-CHILDS LTD                   -             -             -            -        245.00        -        245.00
 57843674   MAGGY                            16,095.41     (6,173.90)    28,996.82     6,334.00         -     8,878.77   36,373.56
199741562   MAGGY LONDON                     (5,550.68)    22,446.86      8,028.39        18.46         -     2,420.60   22,522.43
 16482986   MAGGY LONDON PETITES             (3,990.13)     3,204.34      8,590.59          -           -     5,043.52    2,761.28
940001159   MAGNANNI                             95.00           -             -            -           -          -         95.00
155264286   MAGNOLIA CASUAL                      33.50           -             -            -           -          -         33.50
788272789   Magpie Marketing                    362.35           -             -            -           -          -        362.35
 28938368   MAJESTIC INTERNATIONAL USA INC    6,163.09     (6,036.38)     9,154.97    (9,184.00)        -          -         97.68
 94323565   MAJORICA                             90.00           -             -            -           -          -         90.00
 12165275   MANORISMS INTL INC                5,340.00           -             -            -           -          -      5,340.00
 38376372   Mara-Mi                                -          180.25           -            -           -          -        180.25
 77277648   MARCHON                           3,118.65           -             -            -           -        61.70    3,056.95
958286346   MARCOROSSI USA INC               20,304.00           -             -            -           -          -     20,304.00

             JACOBSON STORES, INC.
             SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS

VENDOR #          VENDOR NAME                  CURRENT        1-30        31-60       61-90        90+      DISCOUNTS      TOTAL
--------          -----------                  -------        ----        -----       -----        ---      ---------      -----
118168285   Marich Confectionery Co             522.00         -            -           -           -            -         522.00
  2532190   Mayer/Berkshire Corp              1,038.72       15.00          -           -           -            -       1,053.72
  7205255   MCCUBBIN HOSIERY INC              1,492.75         -            -           -           -            -       1,492.75
181796558   MEPHISTO INC                     10,015.00         -            -           -           -            -      10,015.00
  1519321   Merrill Sharpe Ltd               18,203.28       60.00          -           -           -            -      18,263.28
603185125   MESMERIZE                         5,358.08         -            -           -           -            -       5,358.08
 50398924   METROKANE IMPORTS LTD                  -           -            -      4,380.00         -            -       4,380.00
788140903   MICHAEL ARAM INC                       -        955.00          -           -           -            -         955.00
 93678050   MICHAEL SIMON DESIGN INC         53,598.26    4,901.76          -       (299.52)        -            -      58,200.50
 60979801   MICHELE WATCHES                  56,172.50         -            -           -           -            -      56,172.50
 22738876   MIDWEST OF CANNON FALLS                -           -            -         27.54         -            -          27.54
   206235   MIRABELLO/LA FENICE                    -        870.00          -           -           -            -         870.00
884552688   MLK INDUSTRIES, INC              61,630.80  (30,821.10)         -           -           -            -      30,809.70
101136463   MOCHA                               134.15      288.00      (288.00)        -           -            -         134.15
628027351   MON CHERI                         3,114.03       (9.33)         -           -           -         214.00     2,890.70
   212928   MPORTS INTERNATIONAL                   -        975.00          -           -           -            -         975.00
101583354   MRM 34 CORP/VICTOR COSTA          6,440.00   (2,962.40)     (560.00)        -           -         470.40     2,447.20
612180141   MULBERRIBUSH INC                    756.00         -            -           -           -            -         756.00
 84835495   MULLINS SQUARE                   15,090.75         -            -           -           -            -      15,090.75
623165289   MUNRO KIDS                        2,058.70         -         208.00         -           -            -       2,266.70
957827876   MYSTICAL MADNESS                  8,135.00         -            -           -           -            -       8,135.00
900180688   NANCY KOLTES ASSC                 9,396.00         -            -           -           -            -       9,396.00
117492942   NAP INC                          15,705.90    1,344.00          -           -           -       1,249.44    15,800.46
 22195197   NEUROSMITH LLC                    3,382.00         -            -           -           -            -       3,382.00
153809207   NEW YORK TRANSIT                  7,678.00         -            -        165.00         -            -       7,843.00
808641617   NYCO                              4,636.00         -            -           -           -            -       4,636.00
 39851451   OINK BABY                         8,147.46         -            -           -           -            -       8,147.46
   184150   Olsen Fashion Usa Inc             4,383.28   (3,653.52)         -           -           -            -         729.76
 52269073   Onex                             16,308.00         -            -           -           -            -      16,308.00
831153945   OSMOTICS CORP                    11,347.90         -            -           -           -            -      11,347.90
196719421   PACIFIC COAST HOME FURNISHINGS   33,514.20         -            -           -           -            -      33,514.20
   213330   PAINTED PIECES BY LESLIE            476.00         -            -           -           -            -         476.00
 18204979   PALISADES                        29,605.46         -            -           -           -            -      29,605.46
209982370   PARASUCO JEANS                         -        320.00       350.00         -           -            -         670.00
944696293   PAULA DORF COSMETICS INC          9,225.55    6,028.60       237.60      230.92      531.00          -      16,253.67
   209874   PAULINE'S JEWELS                  1,750.00         -            -           -           -            -       1,750.00
 42439393   PEARHEAD                          5,159.44         -            -           -           -            -       5,159.44
 12693701   PEGGY JENNINGS                      675.00         -            -           -           -            -         675.00
107556383   PELICAN BAY LTD                   4,368.80         -            -           -           -            -       4,368.80
 72400604   PENZO DISTRIBUTION USA INC       11,966.50  (11,945.00)         -           -           -            -          21.50
153205299   PHANTOM-GLENDALE, INC                  -        387.00          -           -           -            -         387.00
 46042255   PIMPERNEL (USA) INC              16,326.15         -            -           -           -            -      16,326.15
 46169595   POLO RALPH LAUREN CORP            4,141.12     (621.21)       84.75      105.00         -       3,357.16       352.50
 58943932   PUMPKINS & MONKEYS LLC              158.93         -            -           -           -            -         158.93
175640341   RALPH LAUREN CHILDRENSWEAR LLC    8,979.58         -            -           -           -            -       8,979.58
 55011316   Ralph Lauren Fragrances          22,689.01    5,764.66    21,357.85  (27,689.91)     178.20          -      22,299.81
147072011   RANGONI OF FLORENCE                  60.50       62.50          -           -        388.00          -         511.00
  1011071   REED & BARTON                       622.25         -            -           -           -            -         622.25
 59621490   REGAL RUGS INC.                  16,356.65         -            -           -           -            -      16,356.65
  2540177   REGENCY THERMOGRAPHERS              254.85       24.70          -        135.55         -            -         415.10
  7917821   RHINESTONE COWBOY                      -        324.00          -           -           -            -         324.00
 21000089   RIA                               2,030.00         -            -           -           -            -       2,030.00
 85158129   Rich-Glo Products                   263.89         -            -           -           -            -         263.89
  1269695   RIVIERA TRADING INC                    -      1,008.00          -           -           -            -       1,008.00
 98891484   ROBERT LEE MORRIS INC             7,219.00         -            -           -           -            -       7,219.00
  9134156   Robert Talbott                    8,436.90         -            -           -           -            -       8,436.90
   198937   ROBERTO COIN                        170.95    4,334.96          -           -           -         950.65     3,555.26
 77238640   ROCK CANDY                          639.93   19,151.12   (10,980.29)  (4,265.44)        -       2,301.36     2,243.96
 58311283   ROMAR INTERNATIONAL                  40.50         -         223.00         -           -            -         263.50
   197798   RONNIE'S CERAMIC CO                    -           -            -           -         52.80          -          52.80
  1971837   ROSENTHAL USA LTD                 1,204.00         -            -        150.00         -            -       1,354.00
   198218   ROSS GRAISON                           -           -            -        220.00         -            -         220.00
 12927211   ROSY RINGS                       14,232.06         -            -           -           -            -      14,232.06
798332086   ROYAL IMPRINTS                         -           -            -        134.00      109.50          -         243.50
 69891851   ROYAL PACIFIC SALES LTD              60.80         -            -           -           -            -          60.80
 56301906   ROYAL SCANDINAVIA                    52.26         -            -           -           -            -          52.26
 65700791   ROYAL SCANDINAVIA INC             8,431.45      451.25       256.54         -           -            -       9,139.24
847719648   RSA SALES, INC                  189,206.65  (57,623.30)         -      2,892.40         -      17,251.55   117,224.20
 39255364   RUBY                              5,712.60    6,886.75    (5,881.60)        -           -            -       6,717.75
 79754099   RUCKER'S MAKIN' BATCH CANDIES       181.78         -            -           -           -            -         181.78
967494626   RYTEX CO                         47,902.02    6,356.67     2,003.61      166.95      260.50          -      56,689.75

            JACOBSON STORES, INC.
            SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS

VENDOR #         VENDOR NAME                 CURRENT       1-30          31-60        61-90         90+      DISCOUNTS      TOTAL
--------         -----------                 -------       ----          -----        -----         ---      ---------      -----
   192567  S. Roth + Co                     9,680.37    (3,357.65)          -          10.00          -            -      6,332.72
 96116264  SAFAVIEH RUGS                      797.11          -             -            -            -            -        797.11
826183840  San Francisco Sales Inc         19,380.00          -             -            -            -            -     19,380.00
  8335747  SBICCA                           5,376.00          -             -            -            -            -      5,376.00
792144649  SCOJO VISION                       195.85          -             -          65.00          -            -        260.85
102971546  SDH ENTERPRISES INC              4,939.95       168.00           -          62.00          -            -      5,169.95
858715113  SEATTLE CHOCOLATES               9,462.00          -             -            -            -            -      9,462.00
  1094218  Sebago Inc.                     11,189.50          -             -            -            -            -     11,189.50
151066040  SEGRETS INC/SIGRID OLSEN        17,804.90     1,094.40           -            -          16.15     1,392.78   17,522.67
169868465  SEQUIN                           2,997.50          -             -            -            -            -      2,997.50
 64928195  SFERRA BROS LTD                  1,561.27          -             -            -            -            -      1,561.27
609796826  SHAMASK LLC                        860.00          -             -       3,190.00          -            -      4,050.00
245893714  SHARELLI INC                        43.75          -             -            -            -            -         43.75
  9025552  Shedrain Corp.                       9.49          -             -            -            -            -          9.49
150545374  Silly Phillie Creations            526.00          -             -          12.50          -            -        538.50
824809628  SIMPLY CHARMING                    885.00          -             -            -            -            -        885.00
 96964064  SJ ACCESSORIES                  25,891.38      (123.09)    10,884.50   (13,372.57)         -       1,434.58   21,845.64
161586516  SJ JEWELRY                      14,708.00     3,611.00     12,908.38   (15,424.71)         -       1,500.57   14,302.10
605490952  SKAGEN DESIGNS LTD                 553.00          -             -            -            -            -        553.00
790545016  SKECHERS USA INC                 2,955.55          -             -            -            -            -      2,955.55
195834239  SKY HIGH UNLIMITED UNC          43,066.92    17,718.35     14,255.40   (32,471.72)         -         598.95   41,970.00
626243430  SO FUN INC                       4,234.74          -             -            -          60.00          -      4,294.74
884139999  SOFTWEAR                        39,498.41   (31,202.04)    (1,683.84)         -            -       2,960.93    3,651.60
 27959865  SPORT SERVICE INC.                 500.37          -             -            -            -            -        500.37
926305798  St John Sport                  225,858.31   284,456.51    285,539.97   (732,916.10)  24,145.00    83,583.02    3,500.67
  8368540  St.John Knits Inc.            (273,072.39)  (24,864.94)   414,420.78    217,021.81   23,945.00   294,504.90   62,945.36
254045909  STAGE 4 INTERNATIONAL FTW       10,692.00          -             -            -            -            -     10,692.00
247572860  Stitchsations                    3,840.90          -             -            -            -            -      3,840.90
  1017078  Stride Rite                      8,580.98          -             -            -            -            -      8,580.98
   212894  STUDIO TWENTY ONE INC.          17,985.55          -             -            -            -            -     17,985.55
957574346  STUDIO VERTU                       777.92          -             -            -            -            -        777.92
806451431  SUGARTOWN WORLDWIDE INC        187,928.87          -             -            -            -            -    187,928.87
 41249371  SUN GLORIA INTERNATIONAL INC     7,884.00    (7,564.00)       (36.50)         -            -            -        283.50
361355332  SUNNY CHOI FASHIONS              4,020.00     1,360.00           -            -            -         372.00    5,008.00
617925599  SUPER TRADER                       945.00          -             -            -            -            -        945.00
187949904  SWAROVSKI CONSUMER GOODS        32,346.97          -           34.00          -            -            -     32,380.97
  5266635  T. ELLIOTT                      19,739.52          -             -            -            -       1,579.16   18,160.36
   165472  T. HITSMAN & ASSOCIATES LTD        545.00          -             -            -            -            -        545.00
   187112  T.A.G. APPAREL (USA) INC         1,181.35        (3.18)          -            -            -          56.00    1,122.17
   212308  TAMARA CATZ                      3,849.00          -             -            -            -            -      3,849.00
  8111304  Tandy Brands Access                900.92          -             -            -            -            -        900.92
 36573178  TAWIL ASSOCIATES                21,237.00          -             -            -            -            -     21,237.00
  1921089  Teenform                           999.07          -             -            -            -          76.51      922.56
 43010305  Teri Jon Sports Inc.             7,653.54     4,909.30        128.46    (4,992.53)         -       2,005.60    5,693.17
944767136  THE BOW CONNECTION               3,812.06          -             -            -            -            -      3,812.06
147679880  THE FLO BARON COLLECTION              -          66.00           -            -            -            -         66.00
945990117  THE GRANDPARENT GIFT CO            444.00          -             -            -            -            -        444.00
 49446896  THE HELEN WELSH GROUP            1,408.06        12.00           -            -            -            -      1,420.06
781224860  THE MANHATTAN GROUP              1,548.08          -             -            -            -            -      1,548.08
 82832577  THE MOTHER MAID COMPANY         13,790.48          -             -            -            -            -     13,790.48
790771976  THE REPUBLIC OF TEA                 54.12          -             -            -            -            -         54.12
617926357  THE SANDY STARKMAN COMPANY         520.00          -             -            -            -            -        520.00
   208314  THE STEELHEAD GROUP                 36.00          -             -            -          15.00          -         51.00
122711930  THE THYMES LIMITED               1,856.98          -             -            -            -            -      1,856.98
   198382  THE WRITE PAPERIE                   47.50          -             -          19.00          -            -         66.50
176214112  TIMEWORKS INC CLOCK COMPANY     11,756.00          -             -            -            -            -     11,756.00
  9128976  Tori Richard Ltd                 1,933.10     2,220.09     (2,504.40)         -            -         437.60    1,211.19
621104769  TOWLE SILVERSMITHS               1,070.15    (1,000.00)          -            -            -            -         70.15
  3448227  TRACTOR JEANS                    3,991.65          -             -            -            -            -      3,991.65
  5070206  TRANS-APPAREL GROUP              6,577.63          -             -            -            -            -      6,577.63
131344319  TREASURES DE PARADISE            6,278.00          -         (135.50)         -            -            -      6,142.50
  7662302  TRICOTS ST RAPHAEL               8,811.00          -             -            -            -            -      8,811.00
   178335  Trish Mc Evoy                   86,146.50          -             -            -            -            -     86,146.50
  4096780  TROPICAL SPORTSWEAR INT'L        8,012.10     8,548.93     11,002.68   (24,152.14)         -            -      3,411.57
156509366  TURTLE FUR                       2,463.91          -             -            -            -            -      2,463.91
105709513  TWO LIPS SHOE COMPANY           19,500.00          -             -            -            -            -     19,500.00
179494810  U.S. ANGELS INC                    119.04        (2.00)          -            -            -            -        117.04
928403294  Under Cover Inc                    668.36          -             -            -            -            -        668.36
 47509112  UNILEVER COSMETICS INTL          1,402.02          -             -            -            -            -      1,402.02
112926480  Union Street Glass                 835.92     2,365.00      7,875.00   (10,390.00)         -            -        685.92
   206862  UNISPHERE                          576.00          -             -            -            -            -        576.00

             JACOBSON STORES, INC.
             SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS

VENDOR #           VENDOR NAME              CURRENT      1-30          31-60         61-90          90+     DISCOUNTS      TOTAL
--------           -----------              -------      ----          -----         -----          ---     ---------      -----
 53275483  Urban Outfitter                 2,971.42   (2,697.60)          -              -           -           -          273.82
 92970557  VA BIEN LTD INC                   648.00         -             -              -           -           -          648.00
125490842  VALENTINO BOUTIQUE                443.61         -             -              -           -           -          443.61
926135005  VERSACE PARFUM USA LTD         47,170.50   (1,051.03)          -        (5,113.68)        -           -       41,005.79
112990650  VINTAGE CREATIONS                  64.25         -             -              -           -           -           64.25
 89751499  VIVA SUN                        4,356.00         -             -              -           -           -        4,356.00
  1754670  W.J. Hagerty & Sons Ltd           244.78         -             -              -           -           -          244.78
 76467026  WACOAL AMERICA INC             85,503.21         -             -              -           -      6,832.45     78,670.76
610300212  WACOAL SILVER                   5,711.56         -             -              -           -        450.72      5,260.84
 57794984  WALLACE-INTERNATIONAL SILVER    4,597.11   (4,450.00)          -              -           -           -          147.11
623360591  Waterford Crystal Inc          16,082.06         -             -              -           -           -       16,082.06
 63823108  W-C DESIGNS                       630.00     (624.00)          -              -           -           -            6.00
103206926  WEE ONES INC                    3,921.50         -             -              -           -           -        3,921.50
 46609392  WEINGEROFF ENTERPRISES               -           -          150.00            -           -           -          150.00
202121158  Western Glove Works             6,710.70   (6,710.70)          -              -           -           -             -
  1304815  White Coffee Corp                 872.31         -             -              -           -           -          872.31
 37635802  Wilco Imports Inc               2,191.06     (242.89)          -              -           -           -        1,948.17
 70100920  Wilkes Group Inc                2,775.00     (384.20)          -              -           -           -        2,390.80
  1061068  WILLIAM ARTHUR                    440.79         -          126.00            -         45.50         -          612.29
118178003  WINE THINGS UNLIMITED           5,039.90         -             -              -           -           -        5,039.90
 85338101  WINWARD SILKS                     358.11         -             -              -           -           -          358.11
  6015069  WOLVERINE WORLDWIDE             1,860.75         -             -              -           -           -        1,860.75
190668509  WOODLORE                           72.00         -             -              -           -           -           72.00
 64761307  Wusthof/Trident Company            53.00         -           79.20            -           -           -          132.20
    87718  YELLOW FREIGHT                       -        557.65           -          (406.45)        -           -          151.20
 75429282  YURMAN DESIGNS INC              1,647.60   45,378.18    (13,459.05)    (21,159.50)        -           -       12,407.23
607297975  ZANG TOI/SZT INTERNATIONAL LTD  8,630.00         -             -              -           -           -        8,630.00
118210269  ZANZARA INTL LTD                4,974.00         -          (25.10)           -           -           -        4,948.90
 17589651  ZAPF CREATIONS USL INT'L        1,127.38         -             -              -           -           -        1,127.38
198527830  ZAZOU                           1,896.00         -             -              -           -           -        1,896.00
 77673010  ZRIKE COMPANY                   6,458.80         -             -              -           -           -        6,458.80
623233103  ZYLISS USA CORP                   454.59      248.57       (526.59)           -           -           -          176.57
                                       ------------  ----------  ------------  -------------   ---------  ----------  ------------
                              TOTALS   3,775,480.48  294,692.78  1,893,268.62  (1,337,532.92)  67,841.90  492,093.79  4,201,657.07
                                       ============  ==========  ============  =============   =========  ==========  ============

           JACOBSON STORES INC.
           SCHEDULE F: OPEN PAYABLES - NON-MERCHANDISE EXPENSE

VENDOR #           VENDOR NAME                   CURRENT     1-30      31-60        61-90     90+     DISCOUNTS    TOTAL
--------           -----------                   -------     ----      -----        -----     ---     ---------    -----
  7670417   ACC TECH LLC                         130.94        -          -           -        -         -           130.94
  6143101   AERIAL COMPANY INC                      -       749.96        -           -        -         -           749.96
    27786   Amertex Service Group                 69.55        -          -           -        -         -            69.55
627183148   ARAMARK UNIFORM SERVICES              26.50        -          -           -        -         -            26.50
    53115   Banaschs Inc.                        244.55        -          -           -        -         -           244.55
    54496   BARCODE RESOURCES INC                347.20        -          -           -        -         -           347.20
  1010462   Bell Tower Property Lp            17,059.22        -          -           -        -         -        17,059.22
  1012102   Boca Express                            -        14.95        -           -        -         -            14.95
    83868   Briarwood                          4,124.33        -          -           -        -         -         4,124.33
    50738   Brooklyn Bakery                       35.10        -          -           -        -         -            35.10
  1012886   Broward Paper + Pack                    -        43.72        -           -        -         -            43.72
  1014935   Cah Services Inc                        -     1,700.00        -           -        -         -         1,700.00
107627952   CDW COMPUTER CENTERS INC             139.03        -          -           -        -         -           139.03
   111047   Citizens Bank                           -          -          -        515.63      -         -           515.63
   111049   Citizens Bank Trustee                   -          -          -        171.87      -         -           171.87
  1020242   City Of Sarasota                        -       816.57        -           -        -         -           816.57
   353652   CLEAN STAR SERVICES INC              466.40        -          -           -        -         -           466.40
 44475127   CLINIQUE LABORATORIES                   -     1,359.32   1,228.26      497.50      -         -         3,085.08
  1025618   CROCKER MIZNER PARK III          116,710.59        -          -           -        -         -       116,710.59
   143373   Culligan Water Systems                  -        40.00        -           -        -         -            40.00
   147024   D&W FOOD CENTER                       43.58        -          -           -        -         -            43.58
   358833   Deborah M Mckinley                      -          -          -         85.94      -         -            85.94
   362406   DESIGN & CONSTRUCTION RESOURCE          -        55.50        -           -        -         -            55.50
  4867198   DILLARD'S INC                      3,000.00        -          -           -        -         -         3,000.00
  1029779   DUNBAR BANKPAK INC                      -       486.43        -           -        -         -           486.43
    84754   E J Brooks Co                        706.74        -          -           -        -         -           706.74
  1030103   Edith Tobian Estate                  597.60        -          -           -        -         -           597.60
  1030948   Elizabeth Morse Genius             5,300.00        -          -           -        -         -         5,300.00
949446520   EPASS                                500.00        -          -           -        -         -           500.00
  1031802   First Church Of Christ               665.00        -          -           -        -         -           665.00
  1035360   Fpl                               13,442.62        -          -           -        -         -        13,442.62
  1037093   Frank Appleby                      1,067.40        -          -           -        -         -         1,067.40
   234764   Graphic Enterprises Of                  -       462.25        -           -        -         -           462.25
  1042248   Greens Energy Svc Inc                   -     1,147.00        -           -        -         -         1,147.00
   308805   HENRY DONEGER ASSOCIATES INC       8,333.33        -          -           -        -         -         8,333.33
   335055   IDELSON VENTURES I,LC              1,665.00        -          -           -        -         -         1,665.00
   261251   JACKSON IRON & METAL CO              125.00        -          -           -        -         -           125.00
   290398   Jacobson Realty Co                                 -     1,946.06         -        -         -         1,946.06
  5381553   Kanners + Patrize                    123.50        -          -           -        -         -           123.50
   305247   Keyes Produce                         52.75        -          -           -        -         -            52.75
   305301   Keystone Fash Mall-E              96,850.25        -          -           -        -         -        96,850.25
 68033117   KIMCO REALTY CORPORATION          64,200.00        -          -           -        -         -        64,200.00
 32616047   Labelle Furs                            -       767.00        -           -        -         -           767.00
 58936709   LAGOS                                  8.00        -          -           -        -         -             8.00
   320534   LAUREL PARK PLACE                 45,122.33        -          -           -        -         -        45,122.33
   324414   Leoni Township                     3,678.53        -          -           -        -         -         3,678.53
   339297   MALY'S                                  -     3,744.18        -           -        -         -         3,744.18
 76717503   MEDIA RECOVERY                     1,387.46        -          -           -        -         -         1,387.46
150382211   MERIDIAN MALL                     63,426.51        -          -           -        -         -        63,426.51
   361952   NATIONAL CITY BANK MI/IL         104,588.15        -          -           -        -         -       104,588.15
 89969935   NORTH AMERICAN COLOR INC           2,640.00        -          -           -        -         -         2,640.00
  1070642   OAKBROOK SQUARE SHOP CNTR CORP    50,270.98        -          -           -        -         -        50,270.98
   416200   OFFICE DEPOT INC                     522.71        -          -           -        -         -           522.71
   420319   Oxmoor Center                    116,331.34        -          -           -        -         -       116,331.34
   423742   Paramount Coffee Co                   32.59        -          -           -        -         -            32.59
   427199   Penske Truck Leasing                    -       736.94        -           -        -         -           736.94
   432405   Pitney Bowes Inc                     734.55        -          -           -        -         -           734.55
   362109   R & L GAERTNER JEWELER                  -          -        96.00         -        -         -            96.00
   253258   R. RANDOLPH LYON, JR.                750.00        -          -           -        -         -           750.00
183002435   SAGINAW COMMUNITY FOUNDATION            -          -          -      2,322.31      -         -         2,322.31
   211507   SAMUEL FRANKEL & JEAN FRANKEL     66,293.67        -          -           -        -         -        66,293.67
103251955   SOTHYS U.S.A. INC                    178.03     518.00        -           -        -         -           696.03
   509418   SPRINT                                  -     1,317.37        -           -        -         -         1,317.37
   519211   Stewart                              180.00        -          -           -        -         -           180.00
   533015   Totalgraphics Inc                    210.86        -          -           -        -         -           210.86
   534940   TOWN CENTER PLAZA LLC            118,093.21        -          -           -        -         -       118,093.21
181844820   UEX/ULTIMATE EXPRESS INC                -       221.90        -           -        -         -           221.90
   549451   United Parcel Service                   -     3,767.55        -           -        -         -         3,767.55
803186592   UNITED PARCEL SERVICE                   -     2,918.31        -           -        -         -         2,918.31
  1098060   Waterside Shop Pelican           114,133.38        -          -           -        -         -       114,133.38
  1469794   Zephyrhills Water Co                  11.65        -          -           -        -         -            11.65
                                           ------------  ---------   --------    --------     ---       ---    ------------
                                   TOTALS  1,024,620.13  22,813.01   1,324.26    3,593.25      -         -     1,052,350.65
                                           ============  =========   ========    ========     ===       ===    ============

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                   Reporting Period: May 5, 2002 to June 1, 2002

                                INSURANCE SUMMARY

                                                                   PREMIUMS
                                                                     PAID
                                                POLICY             THROUGH
POLICY TYPE          INSURER/POLICY NO.         PERIOD            EXP. DATE   DEDUCTIBLE         LIMITS
------------------------------------------------------------------------------------------------------------------------------------


General Liability    St. Paul Guardian          08/01/01-07/31/02   Yes    $5,000/occurrence      $2,000,000. General Aggregate
                     CK02102387                                            $30,000 Aggregate      $2,000,000 Products Aggregate
                                                                                                  $1,000,000 Each Occurrence
                                                                                                  $1,000,000 Personal & Adv. injury

Automobile           St. Paul Guardian          08/01/01-07/31/02   Yes    None                   $1,000,000 Liability / UM-UIM
                     CK02102387                                            $500 Comprehensive     Physical Damage
                                                                           $2,500 Collision       Physical Damage


                                                                           $500/$2500/veh./max.   $1,000,000 Garagekeepers Liability
                                                                           per loss
                                                                           $2,000 Collision

Workers Comp.        St. Paul Mercury           08/01/01-07/31/02   Yes    Dividend               $1,000,000 Each employee
(IN, KY, KS)         WVA2101890                                                                   $1,000,000 Disease Limit
                                                                                                  $1,000,000 Each accident

Excess WC            Hartford Insurance Group   08/01/01-07/31/02   Yes    $250,000               $1,000,000 Bodily Injury by
                                                                                                  Accident
(MI/FL/OH)           35XWEQX0645                                                                  $1,000,000 Bodily Injury by
                                                                                                  Disease

Umbrella Liability   Fireman's Fund             08/01/01-07/31/02   Yes                           $50,000,000 Each Occurrence
                     XYZ00096621834                                                               $50,000,000 Prod. Aggregate
                                                                                                  $50,000,000 Aggregate

Property/Boiler      Crum & Forster ($10 mil.   06/01/02-05/31/03   Yes    $250,000/occurrence    $100,000,000 Each Occurrence
                     primary)
                     ACE ($90 mil. excess)                                 $500,000/occ. flood
                                                                           zones A-V
                     Hartford Steam Boiler                                 2% TIV critical
                     (B & M)                                               wind
                     C X D3 530874-A                                       $50,000/occ. boiler
                                                                           & mach.

Ocean Marine         American Home Assur.       06/01/99-05/31/03   Yes                           $2,000,000 Goods on any 1 vessel
                     87116 C                                                                      $2,000,000 Goods shipped on deck/
                                                                                                  any 1 vessel
                                                                                                  $2,000,000 Goods shipped any 1
                                                                                                  aircraft
                                                                                                  $2,000,000 Goods while at rest
                                                                                                  $   25,000 Goods in any one pkg.
                                                                                                  by mail

Foreign Package      Great Northern Insur. Co.  08/01/01-07/31/02   Yes    $1,000                 $1,000,000 Products/Completed Ops
                     (Chubb)                                                                      $1,000,000 Each Occurrence
                     3527-27-10                                                                   $1,000,000 Personal & Advertising
                                                                                                  Injury

                                                                                                  $1,000,000 Automobile Liability

                                                                                                  $1,000,000 Employer's Liability -
                                                                                                  ea. emp.
                                                                                                  $1,000,000 Policy Limit

Directors & Officers Chubb                      06/01/02-05/31/03   Yes    $500,000               $10,000,000 each claim/aggregate
                     8142-40-25                                            securities claims
                     Royal (prior year 12 mos.                             $100,000               Prior-year Excess run-off:
                     run-out)
                     PSF000439                                             non-securities claims  $5,000,000 each claim/aggregate

Fiduciary Liability  Chubb                      01/20/00-06/01/03   Yes    $10,000                $5,000,000 each claim/aggregate
                     81597020

Commercial Crime     Reliance                   06/01/99-06/30/02   Yes    $50,000 each claim     $5,000,000
                     B2824224

NOTE:
Listing Excludes Insurance Classified as an Employee Benefit and Key-Man
Policies

FOR IMMEDIATE RELEASE                                   CONTACT: Paul W. Gilbert
                                                                    517-764-6400


JACOBSON'S ANNOUNCES DEVELOPMENTS IN ITS BANKRUPTCY PROCEEDINGS

         JACKSON, MICHIGAN, June 27, 2002 - Jacobson Stores Inc. announced that it plans to file a motion to pursue a dual path in its bankruptcy proceedings.

         The motion to be filed in the next several days with the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division, in Detroit, if approved, would permit the Company to solicit bids to either sell the business as a going concern or to liquidate it.

         The announcement comes after several months of the Company and its financial advisors identifying and evaluating restructuring alternatives, without receiving a proposal to purchase the business as a going concern. As a result of defaults under the Company's Debtor-in-Possession Loan and Security Agreement, the Company and its D.I.P. lenders have agreed on this dual-path procedure to raise the money necessary to repay the Company's obligations under the D.I.P. facility. The Company currently expects that its outstanding common shares will be cancelled and that holders of its common shares will receive no distributions in its bankruptcy proceedings. The Company also currently expects that the proceeds of any sales resulting from the bids will not be sufficient to repay unsecured creditors in full.

         Carol Williams, Jacobson's President and CEO, said, "We carefully explored and considered every option available to the Company.

         Williams added, "After extensive analysis, Jacobson's has concluded that it is necessary to simultaneously pursue two paths. We of course would prefer to sell

Jacobson's to a buyer whose financial resources would enable our Company to emerge from bankruptcy. If this alternative is not feasible, the Company will be compelled to liquidate its assets," she said.

         Williams added, "Our intent has been to find a way to move forward as a specialty retailer with the Jacobson's identity intact, continuing with our high service standards, distinctive merchandise assortments and reputation for fine gifts. Given the current unsettled state of the specialty retail sector, however, that might prove to be an unworkable option."

         Jacobson's said the D.I.P. lenders, the Creditors' Committee and other interested parties will have about four weeks to study any offers that are received. The Company's motion will request that the Bankruptcy Court schedule a hearing to accept offers during the week of July 22, 2002.

         Jacobson's currently operates 18 specialty stores in Michigan, Indiana, Kentucky, Kansas and Florida. The Company's web site is located at www.jacobsons.com.

         Certain statements contained herein, which are not historical facts, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements including, but not limited to: the ability of the Company to continue as a going concern during the bidding and sale process, the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceedings prosecuted by it from time to time (including the dual process motion described in this release), the need to raise capital to repay accelerated indebtedness, the cooperation and forbearance of the D.I.P. Lenders and the Company's other creditors during the bidding and sale process, the need to obtain acceptable bids to purchase the Company as a going concern or for its separate assets, the support of the Company's trade creditors and factors; the risks inherent in the level of the Company's debt compared to its equity; the risks associated with third parties seeking and obtaining court approval for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases, the ability of the Company to maintain contracts that are critical to its operations, the potential adverse impact of the Chapter 11 cases and the defaults under the D.I.P. Facility on the Company's liquidity and results of operations, the ability of the Company to retain or motivate key executives and associates, the risk of unanticipated operating expenses; customer demand, the Company's ability to attract and retain customers, general trends in retail clothing apparel purchasing, related inventory risks and fluctuations in store appeal. All of these risks can also effect the value of the Company's various pre-petition liabilities and equity securities.

                                      ###

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                                                Reporting Period: May 5, 2002 to
                                                                    June 1, 2002

                            MONTHLY OPERATING REPORT
       File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                       DOCUMENT   EXPLANATION
REQUIRED DOCUMENTS                                                    FORM NO.         ATTACHED     ATTACHED
------------------                                              --------------------   --------   -----------
Debtor Affirmations                                                  MOR - 1             Yes
Schedule of Cash Receipts and Disbursements                          MOR - 2             Yes
Bank Account Reconciliations                                         MOR - 2 (CON'T)     Yes
Statement of Operations                                              MOR - 3             Yes
Balance Sheet                                                        MOR - 4             Yes
Status of Postpetition Taxes                                         MOR - 5             N/A
Summary of Unpaid Postpetition Debts                                 MOR - 5             N/A
Listing of aged accounts payable                                     MOR - 5             N/A
Schedule of Insurance - Listing of Policies                          MOR - 6             N/A
Appendix A - Copy of Company's 6-27-02 Press Release                 A1 thru A3          Yes

The statements contained within have been completed on an ACCRUAL BASIS. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
--------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                           6/28/02
---------------------------------                             -----------------
Signature of Authorized Individual                            Date

Paul W. Gilbert                                  Vice Chairman
-------------------------------------------------------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                                   Reporting Period: May 5, 2002 to June 1, 2002

                               DEBTOR AFFIRMATION


AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE           FALSE
----------------------------------------------------------------------------------------------------------
1. That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                              X

2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                     X

3. No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                  X

Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
--------------------------------------------
Debtor in Possession


/s/ Paul W. Gilbert                                           6/28/02
---------------------------------                             -----------------
Signature of Authorized Individual                            Date

Paul W. Gilbert                                  Vice Chairman
-------------------------------------------------------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                                   Reporting Period: May 5, 2002 to June 1, 2002

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON STORES REALTY COMPANY


                                                                                                       CUMULATIVE FILING TO
                                                      BANK ACCOUNTS                      CURRENT MONTH          DATE

                                   OPERATING                                                 ACTUAL            ACTUAL
                                   ---------                                                 ------            ------
CASH - BEGINNING OF MONTH          $      -      $      -      $      -      $      -      $ 46,048.65      $ 104,726.13
                                   ========      ========      ========      ========      ===========      ============

RECEIPTS                           SEE SCHEDULE A FOR DETAIL

INTERNAL TRANSFERS                        -             -             -             -          110,000           242,779

INTEREST INCOME                           -             -             -             -                -                 -

ACCOUNTS RECEIVABLE - CREDIT & COLL.      -             -             -             -                -                 -

ACCOUNTS RECEIVABLE - LOCKBOX             -             -             -             -                -                 -

RETAIL STORE DEPOSITS                     -             -             -             -                -                 -

GOB JOINT VENTURE PROCEEDS - OZER                                                                    -                 -

REVOLVER BORROWINGS - FLEET               -             -             -             -                -                 -

RETURN ITEMS REDEPOSITED                  -             -             -             -                -                 -

MISCELLANEOUS                             -             -             -             -           22,758            99,353

BANKCARD CASH RECEIPTS                    -             -             -             -                -                 -

EMPLOYEE BENEFIT PLANS                    -             -             -             -                -                 -
                                   --------      --------      --------      --------      -----------      ------------
   TOTAL RECEIPTS                  $      -      $      -      $      -      $      -      $   132,758      $    342,132
                                   ========      ========      ========      ========      ===========      ============

DISBURSEMENTS
                                   SEE SCHEDULE A FOR DETAIL
INTERNAL TRANSFERS                        -             -             -             -          40,000            135,000

ELECTRONIC PAYROLL TAXES PAYMENTS         -             -             -             -                -                 -

PAYROLL                                   -             -             -             -                -                 -

COMMERCIAL LOAN PAYMENTS                  -             -             -             -           44,216           173,995

VENDOR PAYMENTS                           -             -             -             -            9,640            52,890

ELECTRONIC SALES TAX PAYMENTS             -             -             -             -                -                 -

RECEIPTS APPLIED TO REVOLVER
  BALANCE                                 -             -             -             -                -                 -

CUSTOMER REFUNDS                                                                                     -                 -

EMPLOYEE BENEFIT PLAN PAYMENTS                                                                       -                 -

BANK FEES                                 -             -             -             -               33                56

RETURN ITEMS                              -             -             -             -                -                 -

MISCELLANEOUS                                                                                        -                 -

                                          -             -             -             -           25,000            25,000
                                   --------      --------      --------      --------      -----------      ------------
   TOTAL DISBURSEMENTS             $      -      $      -      $      -      $      -          118,889           386,941
                                   ========      ========      ========      ========      ===========      ============
NET CASH FLOW                      $      -      $      -      $      -      $      -      $ 13,868.71      $ (44,808.77)
                                   ========      ========      ========      ========      ===========      ============
CASH - END OF MONTH                $      -      $      -      $      -      $      -      $ 59,917.36      $  59,917.36
                                   ========      ========      ========      ========      ===========      ============




DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)

TOTAL DISBURSEMENTS                                                                                         $ 118,889.09

   LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                            40,000.00

   PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                                  -

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                             $  78,889.09

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                                                     COMERICA            NAT'L CITY
                                                                     --------            ----------
                                                                JSRC          JSRC           JSRC      CURRENT MONTH
                                                             1840421992    1840433591     023065398       ACTUAL
                                                             ----------    ----------     ---------
Cash - Beg                                                 $13,901.68    $29,801.44      $2,345.53    $    46,049
                                                           ==========    ==========      =========    ===========
Receipts
Internal Transfers - from JSI                                 110,000            --             --        110,000
Interest Income                                                    --            --             --             --
Accounts Receivable - Credit & Collections                         --            --             --             --
Accounts Receivable - Lockbox                                      --            --             --             --
Retail Cash/Check Sales & J-Card Store Payments                    --            --             --             --
GOB Joint Venture Receipts - Ozer                                  --            --             --             --
Revolver Borrowings - Fleet                                        --            --             --             --
Return Items Redeposited                                           --            --             --             --
Misc Deposits/Credits                                              --        22,758             --         22,758
Bankcard Receipts                                                  --            --             --             --
Employee Benefit Plans - Payments from Providers                   --            --             --             --
                                                           ----------    ----------      ---------    -----------
Total Receipts                                             $  110,000    $   22,758      $      --    $   132,758
                                                           ==========    ==========      =========    ===========
Disbursements
Internal Transfers - to JSI                                        --        40,000             --         40,000
Electronic Payroll Tax Payments                                    --            --             --             --
Payroll                                                            --            --             --             --
Commercial Loan Payments                                       44,216            --             --         44,216
Vendor Payments                                                    --         9,640             --          9,640
Electronic Sales Tax Payments                                      --            --             --             --
Receipts applied to Revolver Balance - Fleet                       --            --             --             --
Customer Refunds                                                   --            --             --             --
Employee Benefit Plan Payments                                     --            --             --             --
Bank Fees                                                          28            --              6             33
Return Items                                                       --            --             --             --
Miscellaneous                                                      --            --             --             --
Corporate Income Taxes (State of Mich)                         25,000                                      25,000
                                                           ----------    ----------      ---------    -----------
Total Disbursements                                        $   69,244    $   49,640      $       6    $   118,889
                                                           ==========    ==========      =========    ===========
Net Cash Flow                                              $   40,756    $  (26,882)     $      (6)   $    13,869
                                                           ==========    ==========      =========    ===========
Cash End of Month                                          $54,657.88    $ 2,919.60      $2,339.88    $ 59,917.36
                                                           ==========    ==========      =========    ===========


                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                       Case No.02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                                   Reporting Period: May 5, 2002 to June 1, 2002

                               BANK RECONCILIATION
JACOBSON STORES REALTY COMPANY

                                                         BANK ACCOUNTS


BALANCE PER BOOKS              $        -        $        -        $          -      $        -
                               ==========        ==========        ============      ==========

Bank Balance                   SEE ATTACHED SCHEDULE B                        -               -

Plus: Deposits In Transit               -                 -                   -               -

Less: Outstanding Checks                -                 -                   -               -

Other                                   -                 -                   -               -
                               ----------        ----------        ------------      ----------
ADJUSTED BANK BALANCE          $        -        $        -        $          -      $        -
                               ==========        ==========        ============      ==========






OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BANK RECONCILIATION SCHEDULE - SCHEDULE B

                                                                COMERICA                   NAT'L CITY          TOTAL
                                                     ------------------------------      ------------
                                                        JSRC               JSRC              JSRC
                                                     1840421992         1840433591         023065398
                                                    -------------      ------------     -------------     --------------
Balance Per Books                                   $   54,657.88      $   4,370.72     $  2,345.53       $    61,374.13
                                                    =============      ============     ===========       ==============
Bank Balance                                               54,658             2,920           2,340            59,917.36
Plus: Deposits in Transit - Booked Not Banked                                 1,870                                1,870
Less: Outstanding Checks/Wire Transfers                                        (419)                                (419)
Less: Deposits in Transit - Banked not Booked                                                                          -
Misposted Entries                                                                                                      -
Checks issued not on Books                                                                                             -
Interest Income not on Books                                                                                           -
Return of Direct Deposit Funds not on Books                                                                            -
Checks Cleared not O/S on Books                                                                                        -
Overdraft Charges not on Books                                                                                         -
Returned Items not on Books                                                                                            -
Interest Expense not on Books                                                                                          -
Bank Fees not on Books                                                                            6                    6
Misc Deposit not on Books                                                                                              -
Bankcard Fees not on Books                                                                                             -
Bankcard Debits on Books not Bank                                                                                      -
Misc variance                                                                                                          -
                                                    -------------      ------------     -------------     --------------
ADJUSTED BANK BALANCE                               $   54,657.88      $    4,370.72    $  2,345.53       $    61,374.13
                                                    =============      ============     ===========       ==============


***Our fiscal month of April ends on 5/4.  Most Bank
   Statements have an ending date of 4/30.

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                     Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                                   Reporting Period: May 5, 2002 to June 1, 2002



                             STATEMENT OF OPERATIONS
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                                                               Cumulative
                                                              Filing to date
                                                    May          Totals
                                                    ---          ------
Rental Income                                     $   372         $ 1,705

Interest Expense                                     (169)           (678)

Depreciation                                         (162)           (739)

Taxes, Other than Income                               (4)            (21)

Other Income / (Expense)                              (51)          9,066
                                                 --------        --------
Net Income / (Loss) b/4 Income Taxes                  (14)          9,333

Income Taxes - Benefit / (Expense)                      -               -
                                                 --------        --------
                                                 ------------------------
Net Income / (Loss)                               $   (14)        $ 9,333
                                                 ========================

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                                   Reporting Period: May 5, 2002 to June 1, 2002

                                  BALANCE SHEET
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                                ASSETS
CURRENT ASSETS
CASH AND CASH EQUIVALENTS                                             $     62
ACCOUNTS RECEIVABLE, NET                                                   399
DUE FROM VENDORS                                                             0
INTERCOMPANY RECEIVABLE                                                 42,368
INVENTORIES                                                                  0
DEFERRED FINANCING                                                           0
OTHER PREPAIDS                                                           2,001
REFUNDABLE INCOME TAXES                                                      0
                                                                      --------
TOTAL CURRENT ASSETS                                                    44,830

TOTAL P, P & E:                                                         78,713
LESS: ACCUMULATED DEPR.                                                (49,438)
                                                                      --------
         PROPERTY, PLANT & EQUIPMENT, NET                               29,275

OTHER ASSETS:
NET GOODWILL                                                                 0
LIFE INSURANCE - CSV                                                         0
PREPAID PENSION                                                              0
OTHER                                                                       51
                                                                      --------
TOTAL OTHER ASSETS                                                          51
                                                                      --------
TOTAL ASSETS                                                          $ 74,156
                                                                      ========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                                   Reporting Period: May 5, 2002 to June 1, 2002

                                  BALANCE SHEET
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                       LIABILITIES & STOCKHOLDERS' EQUITY
                              CURRENT LIABILITIES
POST-PETITION LIABILITIES & ACCRUED EXPENSES:
ACCOUNTS PAYABLE                                                   $   129
AMOUNTS DUE TO INSIDERS                                                  0
ACCRUED PAYROLL                                                          0
ACCRUED PROPERTY TAXES                                                   0
ACCRUED PAYROLL TAXES                                                    0
ACCRUED STATE INCOME TAXES                                               0
ACCRUED SALES & USE TAXES                                                0
ACCRUED INTEREST                                                         0
ACCRUED PROFESSIONAL FEES                                                0
ACCRUED RENT/LEASE                                                       0
ACCRUED OTHER                                                          579
                                                                   -------
                                             SUBTOTAL                  708

OTHER POST-PETITION LIABILITIES:
NOTES PAYABLE - REVOLVER                                                 0
INTERCOMPANY LIABILITIES                                                 0
RESTRUCTURING RESERVE                                                    0
DEFERRED RENT                                                            0
BANK FLOAT / OVERDRAFTS                                                  0
OTHER LIABILITIES                                                      968
                                                                   -------
                                             SUBTOTAL                  968
                                                                   -------
TOTAL CURRENT POST-PETITION LIABILITIES                              1,676

LIABILITIES SUBJECT TO COMPROMISE:
ACCOUNTS PAYABLE                                                         0
ACCRUED GOM CAPITAL LEASE OBLIGATION                                 6,400
ACCRUED VACATION                                                         0
ACCRUED WORKERS COMPENSATION                                             0
ACCRUED INTEREST                                                         0
ACCRUED PROPERTY TAXES                                                   0
OFFICER'S DEFERRED COMPENSATION                                          0
MORTGAGES                                                           32,015
DEBENTURES                                                               0
OTHER LIABILITIES                                                        0
                                                                   -------
                                             SUBTOTAL               38,415
                                                                   -------
TOTAL LIABILITIES                                                   40,091

STOCKHOLDERS' EQUITY
COMMON STOCK                                                           400
PAID IN SURPLUS                                                          0
TREASURY STOCK                                                           0
RETAINED EARNINGS, BEGINNING                                        24,332
CURRENT PERIOD EARNINGS                                              9,333
                                                                   -------

                                             SUBTOTAL               34,065
                                                                   -------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                           $74,156
                                                                   =======

FOR IMMEDIATE RELEASE                                  CONTACT: Paul W. Gilbert
                                                                517-764-6400


JACOBSON'S ANNOUNCES DEVELOPMENTS IN ITS BANKRUPTCY PROCEEDINGS

         JACKSON, MICHIGAN, June 27, 2002 - Jacobson Stores Inc. announced that it plans to file a motion to pursue a dual path in its bankruptcy proceedings.

         The motion to be filed in the next several days with the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division, in Detroit, if approved, would permit the Company to solicit bids to either sell the business as a going concern or to liquidate it.

         The announcement comes after several months of the Company and its financial advisors identifying and evaluating restructuring alternatives, without receiving a proposal to purchase the business as a going concern. As a result of defaults under the Company's Debtor-in-Possession Loan and Security Agreement, the Company and its D.I.P. lenders have agreed on this dual-path procedure to raise the money necessary to repay the Company's obligations under the D.I.P. facility. The Company currently expects that its outstanding common shares will be cancelled and that holders of its common shares will receive no distributions in its bankruptcy proceedings. The Company also currently expects that the proceeds of any sales resulting from the bids will not be sufficient to repay unsecured creditors in full.

         Carol Williams, Jacobson's President and CEO, said, "We carefully explored and considered every option available to the Company.

         Williams added, "After extensive analysis, Jacobson's has concluded that it is necessary to simultaneously pursue two paths. We of course would prefer to sell

Jacobson's to a buyer whose financial resources would enable our Company to emerge from bankruptcy. If this alternative is not feasible, the Company will be compelled to liquidate its assets," she said.

         Williams added, "Our intent has been to find a way to move forward as a specialty retailer with the Jacobson's identity intact, continuing with our high service standards, distinctive merchandise assortments and reputation for fine gifts. Given the current unsettled state of the specialty retail sector, however, that might prove to be an unworkable option."

         Jacobson's said the D.I.P. lenders, the Creditors' Committee and other interested parties will have about four weeks to study any offers that are received. The Company's motion will request that the Bankruptcy Court schedule a hearing to accept offers during the week of July 22, 2002.

         Jacobson's currently operates 18 specialty stores in Michigan, Indiana, Kentucky, Kansas and Florida. The Company's web site is located at www.jacobsons.com.

         Certain statements contained herein, which are not historical facts, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements including, but not limited to: the ability of the Company to continue as a going concern during the bidding and sale process, the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceedings prosecuted by it from time to time (including the dual process motion described in this release), the need to raise capital to repay accelerated indebtedness, the cooperation and forbearance of the D.I.P. Lenders and the Company's other creditors during the bidding and sale process, the need to obtain acceptable bids to purchase the Company as a going concern or for its separate assets, the support of the Company's trade creditors and factors; the risks inherent in the level of the Company's debt compared to its equity; the risks associated with third parties seeking and obtaining court approval for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases, the ability of the Company to maintain contracts that are critical to its operations, the potential adverse impact of the Chapter 11 cases and the defaults under the D.I.P. Facility on the Company's liquidity and results of operations, the ability of the Company to retain or motivate key executives and associates, the risk of unanticipated operating expenses; customer demand, the Company's ability to attract and retain customers, general trends in retail clothing apparel purchasing, related inventory risks and fluctuations in store appeal. All of these risks can also effect the value of the Company's various pre-petition liabilities and equity securities.





                                       ###